Filed with the Securities and Exchange Commission on October 18, 2024

1933 Act Registration File No. 333-281653

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST III

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered:

Manteio Managed Futures Strategy Fund – Class A, Class C and Class I Shares

Manteio Multialternative Strategy Fund – Class A and Class I Shares

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Credit Suisse Opportunity Funds

on behalf of

Credit Suisse Managed Futures Strategy Fund

and

Credit Suisse Multialternative Strategy Fund

Eleven Madison Avenue

New York, New York 10010

October [   ], 2024

Dear Valued Shareholder:

A Joint Special Meeting of Shareholders (the “Special Meeting”) of the Credit Suisse Managed Futures Strategy Fund and Credit Suisse Multialternative Strategy Fund (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of Credit Suisse Opportunity Funds (the “Trust”), has been scheduled for November 15, 2024 (the “Special Meeting”), at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2B, New York, New York 10010, at 2:00 p.m. Eastern time. At the Special Meeting, shareholders of each Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) of their Acquired Fund into a corresponding, newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Investment Managers Series Trust III (“IMST III”). Each Reorganization Agreement will provide for the transfer of all of the assets of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The shares of the applicable Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Acquired Fund at the time of the Reorganization. Shares will be exchanged as follows:

Credit Suisse Opportunity Funds		Investment Managers Series Trust III
Credit Suisse Managed Futures Strategy Fund		Manteio Managed Futures Strategy Fund
Class A Shares Class C Shares Class I Shares	→ → →	Class A Shares Class C Shares Class I Shares
Credit Suisse Multialternative Strategy Fund		Manteio Multialternative Strategy Fund
Class A Shares Class I Shares	→ →	Class A Shares Class I Shares

On August 16, 2024, UBS Asset Management (Americas) LLC (“UBS”), the investment advisor of the Acquired Funds, entered into an agreement with Manteio Scalable Technologies LLC (“Manteio”), the investment advisor of the Acquiring Funds, Manteio Capital LLC and Manteio Partners LLC to transfer the management of UBS’s Quantitative Investment Strategies business, which includes the portfolio management team of the Acquired Funds, to Manteio and Manteio Capital LLC (the “Transaction”). Manteio has no operating history and has recently registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment advisor. Manteio is an indirect subsidiary of Manteio Partners LLC, and is under common control with Manteio Capital LLC, which has been registered with the SEC as an investment advisor since 2021. Manteio is a direct wholly-owned subsidiary of Manteio Scalable Partners LLC. Following each Reorganization, UBS will not receive payments from the applicable Acquiring Fund. The Board of Trustees of the Trust (the “Board”) has approved the Reorganization of each Acquired Fund pursuant to the applicable Reorganization Agreement. In order to implement each Reorganization, the Board of Trustees of IMST III has established each Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the corresponding Acquired Fund. Each Acquiring Fund will be managed by Manteio and will have the same or substantially similar investment objective. The principal investment strategies and principal risks of each Acquiring Fund are substantially similar to those of the corresponding Acquired Fund. Immediately following the Reorganizations, which will take place simultaneously with the closing of the Transaction, the Quantitative Investment Strategies portfolio management team, including the current lead portfolio manager of each Acquired Fund, is expected to join Manteio, and the current lead portfolio manager of each Acquired Fund is expected to become a principal partner of Manteio Partners LLC and to serve as the lead portfolio manager of each Acquiring Fund.

The Reorganization of each Acquired Fund generally is not expected to result in the recognition of material gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. The closing of the Transaction is contingent upon each Acquired Fund receiving shareholder approval of its Reorganization. If the shareholders of an Acquired Fund do not approve the Reorganization of the Acquired Fund, then that Reorganization will not be implemented and the Board may consider additional actions as it deems to be in the best interests of such Acquired Fund, including the possible liquidation of the Acquired Fund.

After careful consideration, for the reasons discussed in the enclosed Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), and based on the recommendation of the Acquired Funds’ investment advisor, UBS, the Board has approved the Reorganizations and the solicitation of the Acquired Funds’ shareholders with respect to the Reorganization Agreements, and recommends that shareholders of each Acquired Fund vote “FOR” the proposal to approve the Acquired Fund’s Reorganization Agreement.

The Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call (800) 628-8538. If you were a shareholder of record of an Acquired Fund as of the close of business on September 16, 2024, the record date for the Special Meeting, you are entitled to vote on the proposals applicable to that Acquired Fund at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Sincerely,

Omar Tariq

Omar Tariq

Chief Executive Officer and President of the Trust

Credit Suisse Opportunity Funds

on behalf of

Credit Suisse Managed Futures Strategy Fund

and

Credit Suisse Multialternative Strategy Fund

Eleven Madison Avenue

New York, New York 10010

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 15, 2024

Credit Suisse Opportunity Funds, a Delaware statutory trust (the “Trust”), will hold a Joint Special Meeting of Shareholders (the “Special Meeting”) of the Credit Suisse Managed Futures Strategy Fund and Credit Suisse Multialternative Strategy Fund, each a series of the Trust (each, an “Acquired Fund” and together, the “Acquired Funds”), on November 15, 2024, at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2B, New York, New York 10010, at 2:00 p.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable. Specifically, shareholders of the Credit Suisse Managed Futures Strategy Fund will be asked to consider and vote upon the first proposal, and shareholders of the Credit Suisse Multialternative Strategy Fund will be asked to consider and vote upon the second proposal. Shareholders of each Acquired Fund will be asked to consider and vote on the third proposal, if necessary.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Credit Suisse Managed Futures Strategy Fund (with respect to this first proposal, the “Acquired Fund”) to the Manteio Managed Futures Strategy Fund (with respect to this first proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III (“IMST III”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund;

2.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Credit Suisse Multialternative Strategy Fund (with respect to this second proposal, the “Acquired Fund”) to the Manteio Multialternative Strategy Fund (with respect to this second proposal, the “Acquiring Fund”), a newly created series of IMST III, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

3.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

 i

Only shareholders of record of the Acquired Funds at the close of business on September 16, 2024, the record date for the Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the Internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Credit Suisse Opportunity Funds

Omar Tariq

Omar Tariq

Chief Executive Officer and President of the Trust

Credit Suisse Opportunity Funds

on behalf of

Credit Suisse Managed Futures Strategy Fund

and

Credit Suisse Multialternative Strategy Fund

Eleven Madison Avenue

New York, New York 10010

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

This is only a summary of certain information contained in the accompanying Combined Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”). Shareholders should carefully read the more complete information in the Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization relating to the Reorganizations, a form of which is attached to this Proxy Statement/Prospectus in Appendix A, and more information about the applicable Acquiring Fund, which is attached to this Proxy Statement/Prospectus in Appendix B.

For purposes of the Proxy Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the applicable Acquired Fund.

Question: What is this document and why did you send it to me?

Answer: The Proxy Statement/Prospectus is being sent to shareholders of the Credit Suisse Managed Futures Strategy Fund and Credit Suisse Multialternative Strategy Fund (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of Credit Suisse Opportunity Funds (the “Trust”), in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to each Acquired Fund (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) between the Trust and IMST III (the form of which is attached as Appendix A) regarding the proposed reorganization of the Acquired Fund into its corresponding Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”) at the joint special meeting of the Acquired Funds’ shareholders (“Special Meeting”). The Proxy Statement/Prospectus also serves to register the shares of the Manteio Managed Futures Strategy Fund and Manteio Multialternative Strategy Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a new series of Investment Managers Series Trust III (“IMST III”) to be issued in the Reorganizations. The Acquired Funds and Acquiring Funds are also referred to collectively as the “Funds.”

The Special Meeting will be held on November 15, 2024, to consider the proposals to approve the Reorganization Agreements. With respect to each Reorganization, the approval of the shareholders of the applicable Acquired Fund is needed to proceed with the Reorganization of that Acquired Fund. If the shareholders of an Acquired Fund do not approve the Reorganization of that Acquired Fund, then the Reorganization of that Acquired Fund will not be implemented and the Board of Trustees of the Trust (the “Board”) may consider what further actions to take as they may deem to be in the best interests of the Acquired Fund and its shareholders, including the possible liquidation of the Acquired Fund. We are sending this document to you for your use in deciding whether to approve the proposal(s). This document includes a Notice of the Special Meeting, the Proxy Statement/Prospectus and a proxy card.

Question: Why are the Acquired Funds reorganizing into the Acquiring Funds?

Answer: On August 16, 2024, UBS Asset Management (Americas) LLC (“UBS”), the investment advisor of the Acquired Funds, entered into an agreement with Manteio Scalable Technologies LLC (“Manteio”), the investment advisor of the Acquiring Funds, Manteio Capital LLC and Manteio Partners LLC to transfer the management of UBS’s Quantitative Investment Strategies business, which includes the portfolio management team of the Acquired Funds, to Manteio and Manteio Capital LLC (the “Transaction”). Manteio has no operating history and has recently registered with the SEC as an investment advisor. Manteio is an indirect subsidiary of Manteio Partners LLC, and is under common control with Manteio Capital LLC, which has been registered with the SEC as an investment advisor since 2021. Manteio is a direct wholly-owned subsidiary of Manteio Scalable Partners LLC. In connection with the Transaction, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization of each Acquired Fund, pursuant to the applicable Reorganization Agreement. In order to implement each Reorganization, the Board of Trustees of IMST III has established each Acquiring Fund as a newly organized fund that will commence operations upon the closing of the applicable Reorganization. Each Acquiring Fund will be managed by Manteio and will have the same or substantially similar investment objective and the principal investment strategies, investment policies and principal risks of the Acquiring Funds are substantially similar to those of the Acquired Funds.

Question: Who will manage the Acquiring Funds?

Answer: If the Reorganizations are approved, Manteio will become the investment advisor to each Acquiring Fund. Yung-Shin Kung is the lead portfolio manager of the Acquired Funds and has managed each Acquired Fund since November 2015. Immediately following the Reorganizations, which will take place simultaneously with the closing of the Transaction, the Quantitative Investment Strategies portfolio management team, including Mr. Kung, is expected to join Manteio, and Mr. Kung is expected to serve as the lead portfolio manager of each Acquiring Fund.

Question: How will each Reorganization work?

Answer: Subject to the approval of the shareholders of the applicable Acquired Fund, pursuant to the applicable Reorganization Agreement, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization.

If the Reorganization of an Acquired Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposals.

The chart below indicates which Acquiring Fund share class you will receive in a Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Funds		Acquiring Funds
Credit Suisse Managed Futures Strategy Fund		Manteio Managed Futures Strategy Fund
Class A Shares Class C Shares Class I Shares	→ → →	Class A Shares Class C Shares Class I Shares
Credit Suisse Multialternative Strategy Fund		Manteio Multialternative Strategy Fund
Class A Shares Class I Shares	→ →	Class A Shares Class I Shares

If the Reorganization Agreement of an Acquired Fund is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization of that Acquired Fund is expected to occur in the fourth quarter of 2024.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST III have different boards of trustees. The Trust and IMST III also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Service Arrangements”). Service Arrangements are provided to the Trust and IMST III by the following:

	Trust	IMST III
Administrators	UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	UBS Asset Management (US) Inc. 787 Seventh Avenue New York, New York 10019	UMB Distribution Services, LLC 235 West Galena Street Milwaukee, Wisconsin 53212
Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc. 430 S 7th Street Suite 219916 Kansas City, Missouri 64105-1407	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Ernst & Young LLP One Manhattan West New York, New York 10001	Tait, Weller & Baker LLP 50 S 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

Question: How will a Reorganization affect my investment?

Answer: Following the Reorganization of an Acquired Fund of which you hold shares, you will be a shareholder of the corresponding Acquiring Fund, which has the same or substantially similar investment objective and principal investment strategies, and substantially similar policies and principal risks as the corresponding Acquired Fund, as further described in the attached Proxy Statement/Prospectus. Each Acquiring Fund will be managed in substantially the same way as its corresponding Acquired Fund. The primary differences will be (1) the investment advisor to the Acquiring Funds will be Manteio rather than UBS, (2) the service providers that provide Service Arrangements to the Acquiring Funds will be different, (3) the Acquiring Funds will be series of IMST III instead of the Trust, and (4) the Acquiring Funds will be governed by a different board of trustees than the Acquired Funds.

In the Reorganization of an Acquired Fund of which you hold shares, you will receive shares of the corresponding Acquiring Fund of the same class as your shares of the Acquired Fund held immediately prior to the Reorganization and equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Acquired Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization of each Acquired Fund generally is not expected to result in the recognition of material gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

 v

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of an Acquired Fund?

Answer: Each Acquiring Fund will pay the same annual management fee rate currently paid by the corresponding Acquired Fund. While the investment advisory agreement between UBS and the Trust, on behalf of each Acquired Fund, bundles the management and a co-administration fees to UBS into a single fee, the Acquired Funds also pay a separate fee to their other co-administrator, State Street Bank and Trust Company (“State Street”) pursuant to the co-administration agreement between the Acquired Funds and State Street. The investment advisory agreement between Manteio and IMST III, on behalf of each Acquiring Fund, does not bundle the management and co-administration fees into a single fee; therefore, the Acquiring Funds will pay separate fees to the co-administrators for services provided to the Acquiring Funds.

Following the Reorganizations, the total annual fund operating expenses of each Acquiring Fund, after applicable fee waivers and/or expense reimbursements, are expected to be the same as those of the corresponding Acquired Fund. As described in more detail in the Proxy Statement/Prospectus, Manteio has contractually agreed to waive its fees and/or reimburse expenses of each Acquiring Fund at the same levels that UBS contractually agreed to waive its fees and/or reimburse expenses of each Acquired Fund, to ensure that total annual fund operating expenses (subject to certain exclusions) will not exceed 1.55%, 2.30% and 1.30% of the daily average net assets attributable to the Manteio Managed Futures Strategy Fund’s Class A, Class C and Class I shares, respectively, and 1.10% and 0.85% of the daily average net assets attributable to the Manteio Multialternative Strategy Fund’s Class A and Class I shares, respectively. This agreement will be in effect for a period of two years following the Reorganizations and may be terminated before that date only by the Board of Trustees of IMST III. There is no guarantee that Manteio will continue its contractual agreement to waive its fees and/or reimburse expenses of the Acquiring Funds at these levels following the expiration of the initial two-year period; therefore, the Acquiring Funds’ total annual fund operating expenses may increase after the initial two-year period if such agreement to waive and/or reimburse expenses is not continued by Manteio.

Question: Will I have to pay any sales charge, redemption or exchange fees in connection with a Reorganization?

Answer: No. You will not have to pay any front-end sales charges, redemption, or exchange fees in connection with a Reorganization. In addition, your share ownership holding period will be carried forward to the Acquiring Fund for purposes of determining whether you would be required to pay any redemption fees in the event you redeem your shares following the Reorganization.

Question: Will there be any portfolio repositioning or other costs in connection with a Reorganization?

Answer: The Funds do not expect any repositioning (i.e., sale of securities) or other associated costs, such as brokerage commissions incurred from the sale of securities in connection with the Reorganizations. However, if any such repositioning were to occur, such costs would be borne by the applicable Acquired Fund.

Question: What is the tax impact on my investment?

Answer: Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of material gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of each Reorganization, the applicable Acquiring Fund and the corresponding Acquired Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Acquired Fund. Generally, such redemptions would be taxable transactions.

Question: Who will benefit from the Reorganizations?

Answer: Manteio may be deemed to have an interest in the Reorganizations because it will become investment advisor to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment advisor. In addition, Yung-Shin Kung, who is currently the lead portfolio manager of the Acquired Funds and is expected to be the lead portfolio manager of the Acquiring Funds, may be deemed to have an interest in the Reorganizations because immediately following the Reorganizations, he is expected to become a principal partner of Manteio Partners LLC, which is the indirect sole owner of Manteio. UBS may be deemed to have an interest in the Reorganizations because it has entered into an agreement with Manteio and Manteio Capital LLC to transfer the management of UBS’s Quantitative Investment Strategies business, which includes the portfolio management team of the Acquired Funds. Following each Reorganization, UBS will not receive payments from the applicable Acquired Fund.

Question: What will happen if a Reorganization is not approved?

Answer: The closing of the Transaction is contingent upon each Acquired Fund receiving shareholder approval of its Reorganization. If the shareholders of an Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization of such Acquired Fund will not be implemented and the Acquired Fund will continue to operate as a series of the Trust and continue to be managed by UBS. In such case, the Board may consider additional actions as it deems to be in the best interests of such Acquired Fund and its shareholders, including the possible liquidation of the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What vote is required to approve a proposed Reorganization?

Answer: The approval of a proposed Reorganization requires a majority vote of shareholders of the applicable Acquired Fund.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration and upon recommendation of UBS, the Board approved the Reorganization Agreements and authorized the solicitation of proxies on the proposals. The Board recommends that you vote “FOR” the proposal to approve your Fund’s Reorganization Agreement.

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: Manteio will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies. The Acquired Funds and the Acquiring Funds will not incur any expenses in connection with the Reorganizations.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. You may also vote in person by attending the Special Meeting on November 15, 2024. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Whom do I call if I have questions?

Answer: If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 967-0261. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

COMBINED PROXY STATEMENT/PROSPECTUS

October [    ], 2024

FOR THE REORGANIZATIONS OF

Credit Suisse Managed Futures Strategy Fund

and

Credit Suisse Multialternative Strategy Fund,

each a series of Credit Suisse Opportunity Funds,

Eleven Madison Avenue

New York, New York 10010

INTO

 Manteio Managed Futures Strategy Fund

and

Manteio Multialternative Strategy Fund,

each a series of Investment Managers Series Trust III

235 W. Galena Street
Milwaukee, Wisconsin 53212

This Combined Proxy Statement/Prospectus (this “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Credit Suisse Opportunity Funds (the “Trust”) for use at a Joint Special Meeting of Shareholders (the “Special Meeting”) of the Credit Suisse Managed Futures Strategy Fund and Credit Suisse Multialternative Strategy Fund, each a series of the Trust (each, an “Acquired Fund” and together, the “Acquired Funds”), on November 15, 2024, to be held at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2B, New York, New York 10010, at 2:00 p.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable. Specifically, shareholders of the Credit Suisse Managed Futures Strategy Fund will be asked to consider and vote upon the first proposal, and shareholders of the Credit Suisse Multialternative Strategy Fund will be asked to consider and vote upon the second proposal. Shareholders of each Acquired Fund will be asked to consider and vote on the third proposal, if necessary.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Credit Suisse Managed Futures Strategy Fund (with respect to this first proposal, the “Acquired Fund”) to the Manteio Managed Futures Strategy Fund (with respect to this first proposal, the “Acquiring Fund”), a newly created series of Investment Managers Series Trust III (“IMST III”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund;

2.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Credit Suisse Multialternative Strategy Fund (with respect to this second proposal, the “Acquired Fund”) to the Manteio Multialternative Strategy Fund (with respect to this second proposal, the “Acquiring Fund”), a newly created series of IMST III, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

3.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares In person at the Special Meeting.

Each Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. Each Acquiring Fund is a newly created series of IMST III, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust. The Acquired Funds and Acquiring Funds are sometimes referred to below individually as a “Fund” and, collectively, as the “Funds.”

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus (which means these documents are considered legally to be part of this Proxy Statement/Prospectus):

(i)        The Acquired Funds’ Prospectus and Statement of Additional Information dated February 28, 2024,  filed with the SEC on February 28, 2024;

(ii)       The Acquired Funds’ Annual Report to Shareholders dated October 31, 2023, filed with the SEC on  January 5, 2024; and

(iii)       The Acquired Funds’ Semi-Annual Report to Shareholders dated April 30, 2024, filed with the SEC  on July 2, 2024.

The Acquired Funds’ Prospectus dated February 28, 2024, as supplemented, the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2023, containing audited financial statements, and the Acquired Funds’ Semi-Annual Report to Shareholders for the fiscal period ended April 30, 2024, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling (800) 628-8538.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement/Prospectus, no annual or semi-annual reports are available for the Acquiring Funds at this time.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposals. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated October [    ], 2024, relating to this Proxy Statement/Prospectus, which is also incorporated by reference into this Proxy Statement/Prospectus. The Statement of Additional Information is available upon request and without charge by calling (800) 628-8538. The Trust expects that this Proxy Statement/Prospectus will be mailed to shareholders on or about October [    ], 2024.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on November 15, 2024. This Proxy Statement/Prospectus is available on the Internet at vote.proxyonline.com/CSAM/docs. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call (800) 628-8538.

Date: October [    ], 2024

THE SEC AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement/Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

APPENDIX A – FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUNDS	B-1

APPENDIX C – FINANCIAL HIGHLIGHTS OF ACQUIRED FUNDS	C-1
APPENDIX D – SUPPLEMENTAL FINANCIAL INFORMATION	D-1

I.	Proposals 1 and 2 – To Approve the Applicable Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of UBS Asset Management (Americas) LLC (“UBS”), the investment advisor for the Acquired Funds, the Board has called the Special Meeting to ask shareholders of each Acquired Fund to consider and vote on the applicable proposed reorganization (each, a “Reorganization” and together, the “Reorganizations”) of the Acquired Fund into the corresponding Acquiring Fund, a new series of IMST III. The Board considered and approved each Reorganization at a meeting held on August 15, 2024, subject to the approval of the applicable Acquired Fund’s shareholders.

The Acquired Funds currently operate as separate series of the Trust. UBS currently is the investment advisor to the Acquired Funds and provides day-to-day portfolio management services to the Acquired Funds’ portfolios.

On August 16, 2024, UBS entered into an agreement with Manteio Scalable Technologies LLC (“Manteio”), the investment advisor of the Acquiring Funds, Manteio Capital LLC and Manteio Partners LLC to transfer the management of UBS’s Quantitative Investment Strategies business, which includes the portfolio management team of the Acquired Funds, to Manteio and Manteio Capital LLC (the “Transaction”). Manteio is a newly-formed investment advisor that has recently registered with the SEC as an investment advisor. Manteio is an indirect subsidiary of Manteio Partners LLC, and is under common control with Manteio Capital LLC, which has been registered with the SEC as an investment advisor since 2021. Manteio is a direct wholly-owned subsidiary of Manteio Scalable Partners LLC. In connection with the Transaction, the Board has approved each Reorganization, pursuant to the applicable Agreement and Plan of Reorganization (each a “Reorganization Agreement” and together, the “Reorganization Agreements”). In order to implement each Reorganization, the Board of Trustees of IMST III has established each Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the corresponding Acquired Fund. Each Acquiring Fund will be managed by Manteio and will have the same or substantially similar investment objective and substantially similar principal investment strategies, policies and principal risks as the corresponding Acquired Fund. Immediately following the Reorganizations, which will take place simultaneously with the closing of the Transaction, the Quantitative Investment Strategies’ portfolio management team, including the current lead portfolio manager for each Acquired Fund, is expected to join Manteio, and the current lead portfolio manager is expected to become a principal partner of Manteio Partners LLC and to serve as the lead portfolio manager for each Acquiring Fund. If shareholders approve the Reorganization of an Acquired Fund, then all of the assets of the Acquired Fund will be acquired by the corresponding Acquiring Fund, the corresponding Acquiring Fund will assume all of the liabilities of the Acquired Fund, and your shares of the Acquired Fund will be converted into shares of the corresponding Acquiring Fund.

The Trust is a proprietary trust that offers a number of portfolios managed by UBS. IMST III is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST III is not affiliated with the Trust, UBS or Manteio. The Trust and IMST III have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Service Arrangements”) are provided to the Trust and IMST III by the following entities:

	Trust	IMST III
Administrators	UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	UBS Asset Management (US) Inc. 787 Seventh Avenue New York, New York 10019	UMB Distribution Services, LLC 235 West Galena Street Milwaukee, Wisconsin 53212
Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc. 430 S 7th Street Suite 219916 Kansas City, Missouri 64105-1407	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Ernst & Young LLP One Manhattan West New York, New York 10001	Tait, Weller & Baker LLP 50 S 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

The Trust believes that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of each Reorganization is conditioned upon the receipt by IMST III and the Trust of an opinion to such effect from tax counsel to IMST III. If a Reorganization so qualifies, the applicable Acquired Fund and its shareholders generally will not recognize any material gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its distribution of the corresponding Acquiring Fund’s shares in the Reorganization.

The Acquired Funds will not pay for the costs of the Reorganizations and the Special Meeting. Manteio will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Manteio also may solicit proxies, without special compensation, by telephone or otherwise.

Based upon its due diligence of Manteio and the Acquiring Funds’ other service providers, a review of the Reorganization Agreements, and the recommendation of UBS, the Board, including a majority of the Trustees who are not interested persons of the Acquired Funds, believes that the terms of the Reorganization Agreements are fair and reasonable and that undertaking the Reorganizations is in the best interests of the Acquired Funds and their existing shareholders. In approving the Reorganizations, the Board considered, among other things: (i) the even one-for-one exchange of shares from each Acquired Fund into its corresponding Acquiring Fund; (ii) the terms and conditions of the Reorganizations, including the representations, warranties, obligations and deliverables of the parties to the Reorganization Agreements; (iii) that each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (iv) that the investment objective of each Acquired Fund are the same or substantially similar, and the principal investment strategies, policies and principal risks of each Acquired Fund are substantially similar as those of its corresponding Acquiring Fund; (v) that the Quantitative Investment Strategies portfolio management team, including the current lead portfolio manager of the Acquired Funds, is expected to join Manteio, and the current lead portfolio manager of the Acquired Funds is expected to serve as the lead portfolio manager of the Acquiring Funds; (vi) that the total annual operating expenses (after applicable fee waivers and/or expense reimbursements) of each Acquiring Fund were expected to be the same as the total annual operating expenses (after applicable fee waivers and/or expense reimbursements) of the corresponding Acquired Fund for at least two years from the date of the Reorganization; (vii) that Manteio has agreed to enter into an expense limitation agreement with each Acquiring Fund comparable to the corresponding Acquired Fund’s current expense limitation agreement for a period of two years from the date of the Reorganization; (viii) that the Acquired Funds will not bear the cost of the Reorganizations; (ix) the qualifications and experience of the Acquiring Funds’ new service providers; (x) that each Reorganization would not result in the dilution of the applicable shareholders’ interests and no change to the NAV of the Acquired Funds is expected as a result of the Reorganizations; (xi) that each Reorganization would be submitted to the shareholders of the applicable Acquired Fund for approval; and (xii) that shareholders of an Acquired Fund who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Acquired Fund shares before the Reorganization

Based on the recommendation by UBS, the Board approved the solicitation of the shareholders of the Acquired Funds to vote on the Reorganization Agreements, the form of which is attached to this Proxy Statement/Prospectus in Appendix A. Additional information about the Board’s considerations in approving the Reorganization Agreements is available below under Key Information about the Reorganizations - Board Considerations Relating to the Proposed Reorganizations.

B.	Comparison Fee Tables and Examples

The following shows the actual fees and expenses for each Acquired Fund based on the Acquired Fund’s assets for the six-month period ended April 30, 2024. As the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement/Prospectus, the “Other Expenses” and “Acquired Fund Fees and Expenses” shown for the Acquiring Funds are estimates.

Credit Suisse Managed Futures Strategy Fund (Acquired Fund)

Manteio Managed Futures Strategy Fund (Acquiring Fund)

Class A Shares

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class A	Acquiring Fund Class A (Pro Forma)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)[1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.39%	0.37%
Acquired Fund Fees and Expenses[3]	0.03%	0.03%
Total Annual Fund Operating Expenses	1.71%	1.69%
Fees Waived and/or Expenses Reimbursed	(0.13%)[4]	(0.11%)[5]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	1.58%[4]	1.58%[5]
[1]	Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

[2]	The Fund invests in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). “Other Expenses” include expenses of both the Fund and the Subsidiary. “Other Expenses” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[3]	“Acquired Fund Fees and Expenses” reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles. “Acquired Fund Fees and Expense” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[4]	The Acquired Fund and UBS have entered into a written contract limiting operating expenses to 1.55% of the Acquired Fund’s average daily net assets for Class A shares at least through February 28, 2025. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS for management fees previously waived and/or for expenses previously paid by UBS, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS and the reimbursement does not cause the class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by UBS or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2025.

[5]	The Acquiring Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of the average daily net assets of Class A shares of the Acquiring Fund. This agreement is in effect for a period of two years from the date of the Reorganization, and it may be terminated before that date only by IMST III’s Board of Trustees. The Acquiring Fund’s advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Credit Suisse Managed Futures Strategy Fund (Acquired Fund)

Manteio Managed Futures Strategy Fund (Acquiring Fund)

Class C Shares

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class C	Acquiring Fund Class C (Pro Forma)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)[1]	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%
Other Expenses[2]	0.39%	0.37%
Acquired Fund Fees and Expenses[3]	0.03%	0.03%
Total Annual Fund Operating Expenses	2.46%	2.44%
Fees Waived and/or Expenses Reimbursed	(0.13%)[4]	(0.11%)[5]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	2.33%[4]	2.33%[5]
[1]	1.00% during the first year.

[2]	The Fund invests in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). “Other expenses” include expenses of both the Fund and the Subsidiary. “Other Expenses” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[3]	“Acquired Fund Fees and Expenses” reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles. “Acquired Fund Fees and Expense” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[4]	The Acquired Fund and UBS have entered into a written contract limiting operating expenses to 2.30% of the Acquired Fund’s average daily net assets for Class C shares at least through February 28, 2025. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS for management fees previously waived and/or for expenses previously paid by UBS, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS and the reimbursement does not cause the class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by UBS or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2025.

[5]	The Acquiring Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.30% of the average daily net assets of Class C shares of the Acquiring Fund. This agreement is in effect for a period of two years from the date of the Reorganization, and it may be terminated before that date only by IMST III’s Board of Trustees. The Acquiring Fund’s advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Credit Suisse Managed Futures Strategy Fund (Acquired Fund)

Manteio Managed Futures Strategy Fund (Acquiring Fund)

Class I Shares

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class I	Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses[1]	0.39%	0.37%
Acquired Fund Fees and Expenses[2]	0.03%	0.03%
Total Annual Fund Operating Expenses	1.46%	1.44%
Fees Waived and/or Expenses Reimbursed	(0.13%)[3]	(0.11)%[4]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	1.33%[3]	1.33%[4]

[1]	The Fund invests in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). “Other expenses” include expenses of both the Fund and the Subsidiary. “Other Expenses” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[2]	“Acquired Fund Fees and Expenses” reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles. “Acquired Fund Fees and Expense” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[3]	The Acquired Fund and UBS have entered into a written contract limiting operating expenses to 1.30% of the Acquired Fund’s average daily net assets for Class I shares at least through February 28, 2025. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS for management fees previously waived and/or for expenses previously paid by UBS, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS and the reimbursement does not cause the class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by UBS or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2025.

[4]	The Acquiring Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.30% of the average daily net assets of Class I shares of the Acquiring Fund. This agreement is in effect for a period of two years from the date of the Reorganization, and it may be terminated before that date only by IMST III’s Board of Trustees. The Acquiring Fund’s advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Credit Suisse Multialternative Strategy Fund (Acquired Fund)

Manteio Multialternative Strategy Fund (Acquiring Fund)

Class A Shares

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class A	Acquiring Fund Class A (Pro Forma)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)[1]	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.19%	0.13%
Acquired Fund Fees and Expenses[3]	0.05%	0.05%
Total Annual Fund Operating Expenses	1.53%	1.47%
Fees Waived and/or Expenses Reimbursed	(0.38%)[4]	(0.32%)[5]
Total Annual Fund Operating Expenses After Waiving Fees	1.15%[4]	1.15%[5]

[1]	Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

[2]	The Fund may invest in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). “Other expenses” include expenses of both the Fund and the Subsidiary. “Other Expenses” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[3]	“Acquired Fund Fees and Expenses” reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles. “Acquired Fund Fees and Expense” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[4]	The Acquired Fund and UBS have entered into a written contract limiting operating expenses to 1.10% of the Acquired Fund’s average daily net assets for Class A shares at least through February 28, 2025. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS for management fees previously waived and/or for expenses previously paid by UBS, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS and the reimbursement does not cause the class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by UBS or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2025.

[5]	The Acquiring Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of the average daily net assets of Class A shares of the Acquiring Fund. This agreement is in effect for a period of two years from the date of the Reorganization, and it may be terminated before that date only by IMST III’s Board of Trustees. The Acquiring Fund’s advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Credit Suisse Multialternative Strategy Fund (Acquired Fund)

Manteio Multialternative Strategy Fund (Acquiring Fund)

Class I Shares

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class I	Acquiring Fund Class I (Pro Forma)
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses[1]	0.19%	0.13%
Acquired Fund Fees and Expenses[2]	0.05%	0.05%
Total Annual Fund Operating Expenses	1.28%	1.22%
Fees Waived and/or Expenses Reimbursed	(0.38%)[3]	(0.32%)[4]
Total Annual Fund Operating Expenses After Waiving Fees	0.90%[3]	0.90%[4]

[1]	The Fund may invest in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). “Other expenses” include expenses of both the Fund and the Subsidiary. “Other Expenses” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[2]	“Acquired Fund Fees and Expenses” reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles. “Acquired Fund Fees and Expense” for the Acquiring Fund are estimated for the current fiscal year; actual expenses may differ from estimates.

[3]	The Acquired Fund and UBS have entered into a written contract limiting operating expenses to 0.85% of the Acquired Fund’s average daily net assets for Class I shares at least through February 28, 2025. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS for management fees previously waived and/or for expenses previously paid by UBS, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS and the reimbursement does not cause the class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by UBS or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2025.

[4]	The Acquiring Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.85% of the average daily net assets of Class I shares of the Acquiring Fund. This agreement is in effect for a period of two years from the date of the Reorganization, and it may be terminated before that date only by IMST III’s Board of Trustees. The Acquiring Fund’s advisor is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by the advisor to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

The Example below is intended to help you compare the cost of investing in each Acquired Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects the contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

Credit Suisse Managed Futures Strategy Fund	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A Shares	$677	$1,020	$1,385	$2,409
Acquiring Fund - Class A Shares (Pro forma)	$677	$1,024	$1,393	$2,428

Acquired Fund – Class C Shares (redemption at end of period)	$339	$754	$1,299	$2,786
Acquiring Fund – Class C Shares (Pro forma) (redemption at end of period)	$339	$739	$1,280	$2,759

Acquired Fund – Class C Shares (no redemption)	$236	$754	$1,299	$2,786
Acquiring Fund – Class C Shares (Pro forma) (no redemption)	$236	$739	$1,280	$2,759

Acquired Fund - Class I Shares	$135	$449	$785	$1,735
Acquiring Fund - Class I Shares (Pro forma)	$135	$433	$765	$1,705

Credit Suisse Multialternative Strategy Fund	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A Shares	$636	$948	$1,281	$2,222
Acquiring Fund - Class A Shares (Pro forma)	$636	$904	$1,226	$2,137

Acquired Fund - Class I Shares	$92	$368	$666	$1,512
Acquiring Fund - Class I Shares (Pro forma)	$92	$322	$607	$1,419

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives of each Acquired Fund and the corresponding Acquiring Fund are substantially similar or the same, and the principal investment strategies of each Acquired Fund and the corresponding Acquiring Fund are the same. The principal risks and the investment limitations and restrictions of each Acquired Fund and the corresponding Acquiring Fund are substantially similar. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of the Credit Suisse Managed Futures Strategy Fund and the Manteio Managed Futures Strategy Fund are substantially similar. The investment objective of the Credit Suisse Multialternative Strategy Fund and Manteio Managed Futures Strategy Fund are the same. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Acquired/Acquiring Fund	Investment Objective
Credit Suisse Managed Futures Strategy Fund	The Fund seeks to achieve investment results that correspond generally to the risk and return patterns of managed futures funds.
Manteio Managed Futures Strategy Fund	The Fund seeks positive absolute returns that have a low correlation to the returns of broad stock and bond markets.

Acquired/Acquiring Fund	Investment Objective
Credit Suisse Multialternative Strategy Fund/ Manteio Multialternative Strategy Fund	The Fund seeks positive absolute returns.

Comparison of Principal Investment Strategies

The principal investment strategies of each Acquired Fund and its respective Subsidiary are substantially similar to the principal investment strategies of the corresponding Acquiring Fund and its Subsidiary. The principal investment strategies reflect the aggregate operations of the Fund and its respective Subsidiary.

Acquired Fund Credit Suisse Managed Futures Strategy Fund	Acquiring Fund Manteio Managed Futures Strategy Fund

The Fund seeks diverse exposure to significant price trends, both up and down, across asset classes, geographies and time horizons. It aims to capture the aggregate risk-return characteristics of the managed futures industry without the cost and complexity of a multi-manager approach. The Fund may take long and/or short positions in these asset classes, and dynamically adjusts its exposure to individual asset classes based on a trend-following approach. The Fund may also aim to obtain exposure to other strategies commonly used by managed futures funds. As a component of its overall investment process, the Fund’s advisor may utilize certain quantitative models and methodologies to guide its investment approach or security selection although the use of such models and methodologies may vary based on market factors and economic trends as determined by the advisor.

The Fund seeks to achieve its investment objective by investing directly and/or indirectly through the Subsidiary (as described below) in securities and derivative instruments including, but not limited to, equity index futures and options, swaps on equity index futures, equity swaps, interest rate futures and options, fixed income futures and options, swaps on fixed income futures, commodity and commodity index-linked futures and options, swaps on commodity and commodity index-linked futures, currency futures and options, swaps on currency futures, currency forwards and equity-, fixed income-, and commodity-notes. There are no geographic limits on the Fund's holdings and the fund will have exposure to U.S. and non-U.S. securities and currencies. In addition, the Fund may have exposure to issuers of any size or credit quality. The Fund also invests a significant portion of its assets in investment grade money market instruments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The Fund’s money market instrument holdings may serve as collateral for the fund's derivative positions and may also earn income for the fund. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

The Fund seeks diverse exposure to significant price trends, both up and down, across asset classes, geographies and time horizons. The Fund may take long and/or short positions in asset classes, and the Fund’s advisor dynamically adjusts its exposure to individual asset classes based on a trend-following approach. As a component of its overall investment process, the Fund’s advisor may utilize certain quantitative models and methodologies to guide its investment approach or security selection although the use of such models and methodologies may vary based on market factors and economic trends as determined by the advisor.

The Fund seeks to achieve its investment objective by investing directly and/or indirectly through its wholly-owned Subsidiary organized under the laws of the Cayman Islands (as described below) in securities and derivative instruments including, but not limited to, equity index futures and options, swaps on equity index futures, equity swaps, interest rate futures and options, fixed income futures and options, swaps on fixed income futures, commodity and commodity index-linked futures and options, swaps on commodity and commodity index-linked futures, currency futures and options, swaps on currency futures, currency forwards and equity-, fixed income-, and commodity-notes. There are no geographic limits on the Fund’s holdings and the Fund will have exposure to U.S. and non-U.S. securities and currencies.

In addition, the Fund may have exposure to issuers of any size and credit quality. The Fund also invests a significant portion of its assets in investment grade money market instruments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The Fund’s money market instrument holdings may serve as collateral for the Fund’s derivative positions and may also earn income for the fund. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

Acquired Fund Credit Suisse Managed Futures Strategy Fund	Acquiring Fund Manteio Managed Futures Strategy Fund

The Fund’s use of futures, forwards, swaps and certain other financial instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a financial instrument and results in increased volatility, which means that the fund will have the potential for greater gains, as well as the potential for greater losses, than if the fund does not use financial instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the Fund’s net asset value ("NAV") to be volatile. A decline in the Fund’s assets due to losses magnified by the financial instruments providing leveraged exposure may require the fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet the applicable requirements of the 1940 Act, and the rules thereunder when it may not be advantageous to do so.

The Fund will enter into short positions, and may use futures and swaps or may sell a security short to do so. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to the asset. At times, the Fund may have significant short positions.

The Fund intends to make investments through the Subsidiary, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, and may invest up to 25% of its total assets in the Subsidiary. The Fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Generally, the Subsidiary will invest in long and short commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments may also earn income for the Subsidiary.

The Fund is actively managed by the advisor based on the advisor’s view of the prevailing trends in the market. The percentage of the Fund’s portfolio exposed to each asset class and to any particular strategy will vary from time to time.

For defensive purposes, due to abnormal market conditions or economic situations as determined by the advisor, the Fund may invest up to 100% of its total assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the Fund’s principal investment strategies and might prevent the Fund from achieving its goal.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund’s use of futures, forwards, swaps and certain other financial instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a financial instrument and results in increased volatility, which means that the Fund has the potential for greater gains and losses, than if the Fund did not use financial instruments with leverage. A decline in the Fund’s assets due to losses magnified by the financial instruments providing leveraged exposure may require the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations, to meet redemption requests or to meet the applicable requirements of the 1940 Act, and the rules thereunder.

The Fund will enter into short positions, and it may use futures and swaps or sell a security short to do so. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to the asset. At times, the Fund may have significant short positions.

The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the U.S. federal tax laws, rules and regulations that apply to regulated investment companies. Generally, the Subsidiary will invest in long and short commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary’s derivative positions; however, these instruments may also earn income for the Subsidiary. The Subsidiary is managed by the advisor and has the same objective as the Fund.

The Fund is actively managed by the advisor based on the advisor’s view of the prevailing trends in the market. The percentage of the Fund’s portfolio exposed to an asset class and to a particular strategy will vary from time to time.

For defensive purposes, due to abnormal market conditions or economic situations as determined by the Fund’s advisor, the Fund may invest up to 100% of its total assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the Fund’s principal investment strategies and might prevent the fund from achieving its investment objective.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Acquired Fund Credit Suisse Multialternative Strategy Fund	Acquiring Fund Manteio Multialternative Strategy Fund

The Fund seeks positive absolute returns. It pursues its investment objective by utilizing a macro-aware investment process to allocate capital across a range of investment strategies. The Fund primarily, but not exclusively, allocates to directional and/or relative value strategies that take long and/or short positions in instruments across all major asset groups.

As a component of its overall investment process, the Fund’s advisor may utilize certain quantitative models and methodologies to guide its investment approach or security selection although the use of such models and methodologies may vary, on a discretionary basis, based on market environments and economic trends as determined by the advisor.

The Fund may invest globally (including in emerging markets) and there are no geographic limits on the Fund’s holdings. The instruments in which the Fund may invest may be U.S. dollar or non-U.S. dollar denominated. The Fund may have exposure to issuers of any size or credit quality. The Fund intends to engage in active and frequent trading.

The percentage of the Fund’s portfolio exposed to each asset class and geographic region will vary from time to time. The Fund may invest in a broad range of instruments, including equities, American Depositary Receipts and Global Depositary Receipts, other mutual funds, exchange-traded funds (“ETFs”), warrants, bonds (both investment grade and below investment grade (commonly referred to as “junk bonds”)), currencies, commodities, futures, exchange-traded and over-the-counter put and call options (both covered and uncovered) and total return and excess return swaps, either by investing directly in these instruments or, in the case of commodities and certain commodity-linked instruments, indirectly, by investing in the Subsidiary (as described below) that invests in such commodities and commodity-linked instruments. The Fund also may invest in cash and cash equivalents. As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of high-quality, short-term securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The Fund may also invest in high-yield securities to earn income, as well as to achieve its investment objective. The Fund may invest in bonds of any maturity or duration.

The Fund pursues its investment objective by utilizing a macro-aware investment process to allocate capital across a range of investment strategies. The Fund primarily, but not exclusively, allocates to directional and/or relative value strategies that take long and/or short positions in instruments across all major asset classes. Directional strategies generally depend upon the direction of the relevant markets for success and are sometimes uncorrelated to broad markets, thus improving the Fund’s chances of earning a positive total return regardless of market conditions. A relative value strategy employs investment techniques that are intended to profit from pricing inefficiencies, which involves taking a position in one financial instrument while offsetting the position with another financial instrument in an attempt to benefit from changes in price. As a component of its overall investment process, the Fund’s advisor may utilize certain quantitative models and methodologies to guide its investment approach or security selection although the use of such models and methodologies may vary based on market environments and economic trends as determined by the advisor.

The Fund may invest globally (including in emerging markets) and there are no geographic limits on the Fund’s holdings. The instruments in which the Fund may invest may be U.S. dollar or non-U.S. dollar denominated. The Fund may have exposure to issuers of any size and credit quality. The Fund intends to engage in active and frequent trading.

The percentage of the Fund’s portfolio exposed to an asset class and geographic region will vary from time to time. The Fund may invest in a broad range of instruments, including equities, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), other mutual funds, exchange-traded funds (“ETFs”), warrants, bonds (both investment grade and below investment grade (commonly referred to as “high yield securities” or “junk bonds”)), currencies, commodities, futures, exchange-traded and over-the-counter put and call options (both covered and uncovered) and total return and excess return swaps. The Fund may invest in such instruments directly or, in the case of commodities and certain commodity-linked instruments, indirectly, by investing in its wholly-owned Subsidiary organized under the laws of the Cayman Islands (as described below) which invests in such commodities and commodity-linked instruments. The Fund also may invest in cash and cash equivalents. As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of high-quality, short-term securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The Fund may also invest in high-yield securities to earn income, as well as to achieve its investment objective. The Fund may invest in bonds of any maturity and duration.

Acquired Fund Credit Suisse Multialternative Strategy Fund	Acquiring Fund Manteio Multialternative Strategy Fund

The Fund primarily will gain exposure to commodities and commodity-linked instruments through investments in the Subsidiary, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary will invest in (long and short) commodity-linked futures and swaps, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary’s derivative positions; however, these instruments may also earn income for the Subsidiary. The Subsidiary is managed by the advisor and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of the federal tax requirements that apply to the Fund. Investments in other funds managed by the advisor may provide the Fund with exposure to other securities and financial instruments in addition to commodities and commodity-linked instruments.

For defensive purposes, due to abnormal market conditions or economic situations as determined by the advisor, the Fund may invest up to 100% of its total assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the Fund’s principal investment strategies and might prevent the Fund from achieving its goal.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Fund may sell call options, where the purchaser pays the Fund a premium in exchange for the right to purchase the asset underlying the option at a specified price (the “strike price”) within a specified time period or at a specified future date. The call options the Fund sells may either be covered (i.e., where the Fund holds the underlying security) or uncovered (i.e., where the Fund does not hold the underlying security). The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the strike price of the option, and thus the seller’s potential for loss is unlimited.

The Fund will primarily gain exposure to commodities and commodity-linked instruments through investments in the Subsidiary. The Subsidiary will invest in (long and short) commodity-linked futures and swaps, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary’s derivative positions; however, these instruments may also earn income for the Subsidiary. The Subsidiary is managed by the advisor and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of the U.S. federal tax requirements that apply to regulated investment companies. Investments in other funds managed by the Fund’s advisor may provide the Fund with exposure to other securities and financial instruments in addition to commodities and commodity-linked instruments.

For defensive purposes, due to abnormal market conditions or economic situations as determined by the advisor, the Fund may invest up to 100% of its total assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the Fund’s principal investment strategies and might prevent the Fund from achieving its investment objective.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Comparison of Principal Risks

This section will help you compare the principal risks of each Acquired Fund and the corresponding Acquiring Fund, which are set forth in the following tables. Although the Funds describe and organize them differently, the principal risks associated with investments in each Acquired Fund and the corresponding Acquiring Fund are substantially similar because the Funds have the same or substantially similar investment objectives and substantially similar principal investment strategies. The principal risks described below reflect the aggregate operations of each Fund and its respective Subsidiary.

Credit Suisse Managed Futures Strategy Fund/Manteio Managed Futures Strategy Fund: The risks of the Funds are as follows:

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Commodity Exposure Risks. The Fund’s and the Subsidiary’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivatives instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and there can be no assurance that the Fund’s use of leverage will be successful.

Same as the Acquired Fund.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks
Correlation Risk. Changes in the value of a hedging instrument may not match those of the investment being hedged.

Lack of Correlation Risk; Hedging Risk. There can be no assurance that the Fund’s hedges will be effective. Any decrease in negative correlation or increase in positive correlation between the positions the Advisor anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

Counterparty Risk. The Fund will be exposed to the credit of the counterparties to over-the-counter (“OTC”) derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Same as the Acquired Fund.

Credit Risk. The issuer of a debt instrument, the borrower of a loan or the counterparty to a contract (including derivatives contracts) may default or otherwise become unable to honor a financial obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Currency Risk. Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund’s investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

No corresponding principal risk factor.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset. The Fund also may use derivatives for leverage. The Fund’s use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as commodity exposure risks, correlation risk, counterparty risk, credit risk, currency risk, equity exposure risk, fixed income risk, illiquidity risk, interest rate risk, leveraging risk, market risk and regulatory risk. Also, suitable derivative transactions may not be available in all circumstances.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Equity Exposure Risk. The Fund may obtain exposure to equity securities. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Equity Risk. The Fund may obtain exposure to equity securities. The value of equity securities may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed Income Risk. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Foreign Securities Risk. Investing outside the U.S. carries additional risks that include:

(i) Currency Risk (see above);

(ii) Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable; and

(iii) Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, and/or sanctions impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war, such as the war between Russia and Ukraine and the conflict between Israel and Hamas.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Forward contracts are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore, the Fund will not receive any benefit of CFTC regulation when trading forward.

Same as the Acquired Fund.

Futures Contracts Risk. The risks associated with the Fund’s use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Futures Risk. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Interest Rate Risk. Changes in interest rates may cause a decline in the market value of an investment. With bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The Federal Reserve has raised the federal funds rate as part of its efforts to address rising inflation. If interest rates continue to increase in the near future, this could adversely affect the price and liquidity of fund investments. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument’s value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Leveraging Risk. The Fund may invest in certain derivatives that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Leveraging Risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

No corresponding principal risk factor.	Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Manager/Model Risk. If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s performance. The Fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the Fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. The Fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the Fund achieve its investment objective, causing the Fund to underperform other funds with a similar investment objective.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Market Risk. The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the fund and its investments. Market risk is common to most investments – including stocks, bonds and commodities – and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions – for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Model and Style Risk. Certain funds bear the risk that the underlying index’s proprietary quantitative methodology will not be successful in identifying price trends in each of the asset classes to which its underlying index provides exposure. Further, the index’s proprietary quantitative methodology may incorrectly identify price trends and these misidentified opportunities may lead to substantial losses. In addition, there may be periods when investing based on price trends is out of favor, and during which the investment performance of a fund or index using a trend strategy may underperform funds or indices using other investment approaches.

No corresponding risk factor. See “Management and Strategy Risk” above.

Non-Diversified Status. The Fund is considered a non-diversified investment company under the 1940 Act, and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the advisor’s judgment in this respect will be correct. When the Fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Portfolio Turnover Risk. The Fund expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

No corresponding principal risk factor.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements.

Repurchase Agreement Risk. Repurchase agreements typically involve the acquisition by the Fund of fixed income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Short Position Risk. The Fund or the Subsidiary may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the Fund’s or the Subsidiary’s assets and presents various risks. If the price of the asset, instrument or market on which the fund or the Subsidiary has taken a short position increases, then the fund or the Subsidiary will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The Fund’s or the Subsidiary’s loss on a short sale could theoretically be unlimited in a case where the Fund or the Subsidiary, as the case may be, is unable, for whatever reason, to close out its short position. The Fund’s risk of loss with respect to short sales may be significant, as the fund may have a substantial amount of short positions in its portfolio.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Speculative Exposure Risk. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from swaps and speculative short sales are unlimited.

Same as the Acquired Fund.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted, is not itself subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund and Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

Swap Agreements Risk. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. Swaps can involve greater risks than direct investment in securities or other similar instruments, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk that the other party to the transaction defaults on its obligations), credit risk and valuation risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Tax Risk. In order to qualify as a Regulated Investment Company (a “RIC”) under the Internal Revenue Code of 1986, as amended, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the Fund’s ability to realize income from direct investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity-linked notes. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.” Investment through the Subsidiary is expected to allow the Fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The tax treatment of the Fund’s investment in commodity interests or in the Subsidiary could nevertheless be adversely affected by future legislation or Treasury regulations.

Investment through the Subsidiary may affect the timing and character of income and gain recognized by the Fund, and of distributions to shareholders. For example, the tax treatment of any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are generally taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a “controlled foreign corporation” for U.S. federal income tax purposes, any income or gain recognized in respect of its investments in 1256 futures contracts will be passed through to the Fund as ordinary income, and distributions attributable to such income and gains will generally be taxable to shareholders as ordinary income.

Acquired Fund Credit Suisse Managed Futures Strategy Fund Principal Risks	Acquiring Fund Manteio Managed Futures Strategy Fund Principal Risks

U.S. Government Securities Risk. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

No corresponding principal risk factor.	Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Advisor using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Advisor had not fair-valued the security or had used a different valuation methodology.

Credit Suisse Multialternative Strategy Fund/Manteio Multialternative Strategy Fund: The risks of the Funds are as follows:

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Arbitrage or Fundamental Risk. Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds failed trades.

Arbitrage or Fundamental Risk. Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds unsuccessful investments.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Below Investment Grade Securities Risk. Below investment grade securities (commonly referred to as “junk bonds”) are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Commodity Exposure Risks. The Fund’s and the Subsidiary’s investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and there can be no assurance that the fund’s use of leverage will be successful.

Same as the Acquired Fund.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. The Fund, as a holder of convertible bonds, may at times be allocated phantom taxable income from bond issuers, potentially retroactively or otherwise without notice.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks
Correlation Risk. Changes in the value of a hedging instrument may not match those of the investment being hedged.

Lack of Correlation Risk; Hedging Risk. There can be no assurance that the Fund’s hedges will be effective. Any decrease in negative correlation or increase in positive correlation between the positions the Advisor anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

Counterparty Risk. The Fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Same as the Acquired Fund.

Credit Risk. The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the fund’s investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.
No corresponding principal risk factor.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks
No corresponding principal risk factor.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives for leverage. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as commodity exposure risks, correlation risk, counterparty risk, credit risk, illiquidity risk, interest rate risk, leveraging risk, market risk and regulatory risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

See “Foreign Securities Risk” below.

Emerging Markets Risk. The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or comparable indices. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Equity Exposure Risk. The Fund may obtain exposure to equity securities. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Fixed Income Risk. The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Foreign Securities Risk. Investing outside the U.S. carries additional risks that include:

(i) Currency Risk. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies;

(ii) Emerging Markets Risk. The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value, and emerging markets may experience periods of market illiquidity. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws and differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative;

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

(iii) Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable; and

(iv) Political Risk. Foreign governments may expropriate assets, impose capital or currency controls, and/or sanctions impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war, such as the war between Russia and Ukraine and the conflict between Israel and Hamas.

Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Forward contracts also are not regulated by the Commodity Futures Trading Commission (the “CFTC”) and therefore the fund will not receive any benefit of CFTC regulation when trading forwards.

Same as the Acquired Fund.

Futures Contracts Risk. The risks associated with the Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times

Futures Risk. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks
No corresponding principal risk factor.	Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Hedged Exposure Risk. A Fund’s hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

See “Lack of Correlation Risk; Hedging Risk” above.

Interest Rate Risk. Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The Federal Reserve has raised the federal funds rate as part of its efforts to address rising inflation. If interests rates continue to increase in the near future, this could adversely affect the price and liquidity of fund investments. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument’s value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Interest Rate Risk.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Leveraging Risk. The Fund may invest in certain derivatives that provide leveraged exposure. The Fund’s investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Leveraging Risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

No corresponding principal risk factor.	Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Manager/Model Risk. If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s performance. The Fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the Fund achieve its investment objective, causing the Fund to underperform its benchmark or other funds with a similar investment objective.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. The Fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the Fund achieve its investment objective, causing the Fund to underperform other funds with a similar investment objective.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Market Risk. The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the fund and its investments. Market risk is common to most investments – including stocks, bonds and commodities – and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions – for example, value stocks may perform well under circumstances in which growth stocks in general have fallen. Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Non-Diversified Status. The Fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse’s judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Portfolio Turnover Risk. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

No corresponding principal risk factor.

Recent Market Events. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

No corresponding principal risk factor.

Repurchase Agreement Risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Risks of Investing in Other Funds. Other mutual funds and ETFs are subject to investment advisory and other expenses. If the Fund invests in other mutual funds or ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the Fund’s direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. The advisor serves as the advisor to other mutual funds in which the Fund may invest. It is possible that a conflict of interest among the Fund and the other funds could affect how the advisor fulfills its fiduciary duties to the Fund and the other funds managed by the advisor.

ETF and Mutual Fund Risk. Investing in ETFs or mutual funds (including other funds managed by the Fund’s advisor) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Short Position Risk. The Fund may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the price of the asset, instrument or market on which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The Fund’s loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Small- and Mid-Cap Stock Risk. The Fund may invest in small- and mid-cap stocks. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Speculative Exposure Risk. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from swaps and speculative short sales are unlimited.

Same as the Acquired Fund.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted, is not itself subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund and Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Swap Agreements Risk. Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Swaps Risk. A swap is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. Swaps can involve greater risks than direct investment in securities or other similar instruments, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk that the other party to the transaction defaults on its obligations), credit risk and valuation risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Acquired Fund Credit Suisse Multialternative Strategy Fund Principal Risks	Acquiring Fund Manteio Multialternative Strategy Fund Principal Risks

Tax Risk. In order to qualify as a Regulated Investment Company (a “RIC”) under the Internal Revenue Code of 1986, as amended, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the Fund’s ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity-linked notes. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.” Investment through the Subsidiary is expected to allow the Fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The tax treatment of the Fund’s investment in commodity interests or in the Subsidiary could nevertheless be adversely affected by future legislation or Treasury regulations.

Investment through the Subsidiary may affect the timing and character of income and gain recognized by the Fund, and of distributions to shareholders. For example, the tax treatment of any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are generally taxed 60% as long-term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a “controlled foreign corporation” for U.S. federal income tax purposes, any income or gain recognized in respect of its investments in 1256 futures contracts will be passed through to the Fund as ordinary income, and distributions attributable to such income and gains will generally be taxable to shareholders as ordinary income.

No corresponding principal risk factor.	Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Advisor using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Advisor had not fair-valued the security or had used a different valuation methodology.

D.	Comparison of Investment Restrictions

The fundamental investment restrictions of each Acquired Fund and the corresponding Acquiring Fund are set forth in the following table. The fundamental investment restrictions of the Acquired Funds and the corresponding Acquiring Funds are substantially similar. Any differences between the Funds’ policies are not expected to materially impact the operation of the Funds. The fundamental limitations may only be amended with shareholder approval.

Policy	Acquired Funds’ Fundamental Investment Policies	Acquiring Funds’ Fundamental Investment Policies
Issuing Senior Securities and Borrowing	The Fund may not issue senior securities, except as permitted under the 1940 Act. The Fund may not borrow money, except to the extent permitted under the 1940 Act.

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Underwriting	The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter.	The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Real Estate

The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”)).

Policy	Acquired Funds’ Fundamental Investment Policies	Acquiring Funds’ Fundamental Investment Policies
Concentration

The Fund may not invest 25% or more of the value of its total assets in any one industry or group of industries, other than the United States Government, or any of its agencies or instrumentalities, except that if the Managed Futures Liquid Index, in the case of the Credit Suisse Managed Futures Strategy Fund, the Liquid Alternative Beta Index, in the case of the Credit Suisse Multialternative Strategy Fund, is or becomes concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to that industry or group of industries to track the applicable Index.

The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities).

Commodities	The Fund may not purchase or sell commodities or commodities contracts except to the extent permitted by applicable law.

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Loans

The Fund may not make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

With respect to the Acquired Funds’ investment restriction regarding concentration, the Credit Suisse Managed Futures Strategy Fund and the Credit Suisse Multialternative Strategy Fund each previously employed an indexing approach designed to track the performance of the Credit Suisse Managed Futures Liquid Index and the Credit Suisse Liquid Alternative Beta Index, respectively. Subsequent to the commencement of operations, the Acquired Funds’ investment strategies changed to an actively managed approach. Because the Acquired Funds no longer employ an indexing approach, the Acquired Funds will not concentrate in an industry or group of industries, even if the respective Index is or becomes so concentrated.

In addition, each Acquiring Fund observes the following restriction as a matter of operating but not fundamental policy:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Each Subsidiary and Fund, on an aggregate basis, will follow the applicable Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

E.	Comparison of Investment Advisory Agreements

UBS Investment Advisory Agreement

UBS serves as the investment advisor to the Acquired Funds pursuant to an investment advisory agreement (the “UBS Investment Advisory Agreement”) with the Trust. Pursuant to the UBS Investment Advisory Agreement, subject to the supervision and direction of the Board of the Trust, UBS is responsible for managing the relevant Acquired Fund in accordance with the Fund’s stated investment objective and policies. UBS is responsible for providing investment management services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Acquired Fund’s assets. UBS also provides the Acquired Funds with certain administrative services under the UBS Investment Advisory Agreement. Under the terms of the UBS Investment Advisory Agreement, UBS is not liable for any error of judgment or mistake of law or for any loss suffered by an Acquired Fund in connection with any matter related to the UBS Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence in the performance of UBS’s duties or obligations under the UBS Investment Advisory Agreement or by reason of UBS’s reckless disregard of its duties and obligations under the UBS Investment Advisory Agreement. The UBS Investment Advisory Agreement may be terminated with respect to an Acquired Fund at any time, without the payment of any penalty: (i) by the Board of the Trust or by a vote of a majority of the outstanding voting securities of the Acquired Fund on 60 days’ written notice to UBS; or (ii) by UBS on 90 days’ written notice to the Trust. The UBS Investment Advisory Agreement will terminate automatically in the event of its assignment. The UBS Investment Advisory Agreement continues in effect from year to year thereafter with respect to the Acquired Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

Pursuant to the terms of the UBS Investment Advisory Agreement, UBS is entitled to receive, on a monthly basis, the management fees listed in the table below as a percentage of each Acquired Fund’s average daily net assets.

Acquired Funds	Management Fee
Credit Suisse Managed Futures Strategy Fund	1.04%
Credit Suisse Multialternative Strategy Fund	1.04%

The UBS Investment Advisory Agreement with respect to each Acquired Fund bundles the management and co-administration fees into a single fee. Each Acquired Fund also pays separate fees to State Street Bank and Trust Company (“State Street”) for co-administrative services provided by State Street. For the fiscal year ended October 31, 2023, the Credit Suisse Managed Futures Strategy Fund paid the previous advisor to the Acquired Funds, Credit Suisse Asset Management, LLC (“Credit Suisse Asset Management”), 1.02% of its average net assets for advisory and co-administration services, after waivers and reimbursements. For the fiscal year ended October 31, 2023, the Credit Suisse Multialternative Strategy Fund paid Credit Suisse Asset Management 0.66% of its average net assets for advisory and co-administration services, after waivers and reimbursements.

Pursuant to an expense limitation agreement, UBS will limit the Credit Suisse Managed Futures Strategy Fund’s operating expenses to 1.55% of the Fund’s average daily net assets for Class A shares, 2.30% of the Fund’s average daily net assets for Class C shares and 1.30% of the Fund’s average daily net assets for Class I shares at least through February 28, 2025. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS for management fees previously waived and/or for expenses previously paid by UBS, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS and the reimbursement does not cause the applicable class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2025.

Pursuant to an expense limitation agreement, UBS will limit the Credit Suisse Multialternative Strategy Fund’s operating expenses to 1.10% of the Fund’s average daily net assets for Class A shares, and 0.85% of the Fund’s average daily net assets for Class I shares at least through February 28, 2025. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS for fees previously waived and/or for expenses previously paid by UBS, provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS and the reimbursement does not cause the applicable class’s aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2025.

In addition, each Acquired Fund’s Subsidiary has entered into separate contracts with UBS whereby UBS provides investment advisory and administrative services, respectively, to the Subsidiary. UBS does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Acquired Fund associated with the applicable Subsidiary pays UBS based on the Fund’s assets, including the assets invested in the Subsidiary. With respect to its contract with each Subsidiary, UBS complies with the provisions of the 1940 Act relating to investment advisory contracts (Section 15).

A discussion regarding the basis for the Board of Trustees’ approval of the UBS Investment Advisory Agreement and the Subsidiary Agreement is available in the Acquired Funds’ Annual Report to shareholders for the fiscal year ended October 31, 2023.

Manteio Investment Advisory Agreement

Similar to the current UBS Investment Advisory Agreement, the new investment advisory agreement between IMST III and Manteio (the “New Investment Advisory Agreement”) describes the services Manteio will provide to the Acquiring Funds, which are similar to the services currently provided by UBS to the Acquired Funds. Manteio is not liable to IMST III under the terms of the New Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Manteio or IMST III in connection with the performance of the New Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Manteio with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Manteio’s part in the performance of its duties or from reckless disregard by Manteio of its duties under the New Investment Advisory Agreement. The New Investment Advisory Agreement may be terminated with respect to an Acquiring Fund at any time, without the payment of any penalty: (i) by the Board of IMST III or by a vote of a majority of the outstanding voting securities of the Acquiring Fund on 60 days’ written notice to Manteio; or (ii) by Manteio on 60 days’ written notice to IMST III. In addition, as with the UBS Investment Advisory Agreement, the New Investment Advisory Agreement will terminate automatically upon its assignment. If a Reorganization is approved by the shareholders of an Acquired Fund, the New Investment Advisory Agreement with respect to that Acquiring Fund would go into effect following the Reorganization and would continue in force for a period of two years, unless sooner terminated as provided in the New Investment Advisory Agreement. The New Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

For its services under the New Investment Advisory Agreement, Manteio will be entitled to receive, on a monthly basis, the management fees listed in the table below as a percentage of each Acquiring Fund’s average daily net assets, which are the same rates that UBS currently is entitled to receive from the Acquired Funds.

Acquiring Funds	Management Fee
Manteio Managed Futures Strategy Fund	1.04%
Manteio Multialternative Strategy Fund	1.04%

Unlike the UBS Investment Advisory Agreement, the New Investment Advisory Agreement does not bundle the management and administration fees; therefore, the Acquiring Funds will incur separate fees for administrative services provided by Mutual Fund Administration LLC and UMB Fund Services, Inc., the Acquiring Funds’ co-administrators.

Similar to the contractual agreement with UBS, Manteio has contractually agreed to waive its fees and/or pay for operating expenses of the Manteio Managed Futures Strategy Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.55% of the Acquiring Fund’s average daily net assets for Class A shares, 2.30% of the Acquiring Fund’s average daily net assets for Class C shares, and 1.30% of the Acquiring Fund’s average daily net assets for Class I shares.

Additionally, similar to the contractual agreement with UBS, Manteio has contractually agreed to waive its fees and/or pay for operating expenses of the Manteio Multialternative Strategy Fund to ensure that the total annal fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of the Acquiring Fund’s average daily net assets for Class A shares and 0.85% of the Acquiring Fund’s average daily net assets for Class I shares.

This agreement is effective for a period of two years from the date of the Reorganization which is expected to occur during the fourth quarter of 2024, and it may be terminated before that date only by the Board of Trustees of IMST III. There is no guarantee that Manteio will continue its contractual agreement to waive its fees and/or reimburse expenses of the Acquiring Funds at these levels following the expiration of the initial two-year period; therefore, the Acquiring Funds’ total annual fund operating expenses may increase after the initial two-year period if such agreement to waive and/or reimburse expenses is not continued by Manteio.

Manteio will be permitted to seek reimbursement from each Acquiring Fund, subject to limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years from the date of any such waiver or payment. This reimbursement may be requested from each Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any such reimbursement is contingent upon the IMST III Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total annual operating expenses paid by the Acquiring Fund in a fiscal year to exceed the applicable limitation on Acquiring Fund expenses. The Acquiring Fund must pay current ordinary operating expenses before Manteio is entitled to any reimbursement of fees and/or Fund expenses.

Similar to contracts between UBS and each Subsidiary, Manteio will enter into separate contracts with each Subsidiary whereby Manteio will provide investment advisory to the Subsidiary. Manteio will not receive separate compensation from the Subsidiary for providing it with investment advisory. However, the Acquiring Fund associated with the applicable Subsidiary pays Manteio based on the Fund’s assets, including the assets invested in the Subsidiary. With respect to its contract with each Subsidiary, Manteio complies with the provisions of the 1940 Act relating to investment advisory contracts (Section 15).

F.	Comparison of Distributors, Rule 12b-1 Plans, and Purchase, Redemption and Valuation Procedures

Distributors and Rule 12b-1 Plans (“12b-1 Plans”)

	Acquired Funds	Acquiring Funds
Distributors	UBS Asset Management (US) Inc. is the Distributor (also known as the principal underwriter) of the shares of the Funds.	UMB Distribution Services Inc. is the Distributor (also known as the principal underwriter) of the shares of the Funds.
12b-1 Plans	Each Fund has adopted a 12b-1 Plan for Class A and Class C shares, as applicable, pursuant to the rules under the 1940 Act. These plans allow the Funds to pay distribution and service fees for the sale and servicing of Class A and Class C shares, as applicable, of the Fund. Under the 12b-1 Plans, the Distributor is paid 0.25% and 1.00% per annum of the average daily net assets of the Funds’ Class A and Class C shares, respectively. Since these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges. Distribution and service fees on Class A and Class C shares are used to pay the Distributor to promote the sale of shares and the servicing of accounts of the Fund. The Distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives. Class I shares are not subject to any distribution fees under the 12b-1 Plans.

The IMST III Trust has adopted a 12b-1 Plan for Class A and Class C shares pursuant to the rules under the 1940 Act. The 12b-1 Plan allows the Funds to pay distribution and service fees for the sale and servicing of Classes A and C of the Funds’ shares. Under the 12b-1 Plan, the Distributor is paid 0.25% and 1.00% per annum of the average daily net assets of the Funds’ Class A and Class C shares, respectively. Since these fees are paid out of the Fund’s assets attributable to the Funds’ Class A and C shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A and C shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares. Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Purchase, Redemption and Valuation Procedures

The following table highlights the purchase and redemption policies and valuation procedures of each Acquired Fund compared to those of the corresponding Acquiring Funds. Additional information regarding the purchase and redemption policies and valuation procedures of each Acquiring Fund’s shares is included in Appendix B.

	Acquired Funds	Acquiring Funds
Purchase of Shares

Shareholders may purchase shares of the Funds by:

•       Submitting a written request and a check

•       By exchange from another Credit Suisse Fund

•       By wire

The Funds reserve the right to reject any purchase order.

Shareholders may purchase shares of the Funds by: • Submitting a written request and a check • By exchange from another Manteio Fund • By wire The Funds reserve the right to reject any purchase order.

	Acquired Funds	Acquiring Funds
Minimum Initial Investment and Minimum Additional Investment

The minimum investment amounts for each class generally are as follows:

Class A shares - $2,500

Class C shares - $2,500

Class I shares - $250,000

Additional minimum investments for purchases by check are:

Class A and Class C shares - $100

Class I shares - $100,000

Additional minimum investments for purchases by exchange:

Class A and Class C shares - $250

Class I shares - $100,000

Additional minimum investments by wire:

Class A and Class C shares - $500

Class I shares - $100,000

Additional minimum investments by Automated Clearing House (ACH) transfer:

Class A and Class C shares - $500

Class I shares - $100,000

The maximum investment amount in Class C shares is $1,000,000.

The Funds reserve the right to modify or waive the minimum investment amount requirements.

Same as the Acquired Funds.
Redeeming (Selling) Shares	Shareholders may redeem all or any portion of their accounts by: • Mail • By exchange from another Credit Suisse Fund • Telephone • Wire or Automated Clearing House (ACH Transfer)

Shareholders may redeem all or any portion of their accounts by:

•       Submitting a written request

•      Exchanging shares for shares of another Manteio Fund

•       Telephone redemption

•       Redeeming through Broker

•       Redemptions by Wire/Electronic Funds Transfer

	Acquired Funds	Acquiring Funds

Generally, a shareholder’s redemption request cannot be processed on days the New York Stock Exchange (the “NYSE”) is closed.

Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds.

Payment for shares redeemed generally will be on the next business day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Funds reserve the right to delay payment for up to seven calendar days.

Generally, your redemption request cannot be processed on days the New York Stock Exchange (the “NYSE”) is closed.

Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day.

Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Acquiring Fund receives your redemption request. If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear.

Sales Charge on Class A Shares	Each Fund’s Class A shares are subject to a maximum front-end sales load of 5.25%.	Same as the Acquired Funds.
Deferred Sales Charge on Class C Shares	A Fund’s Class C shares are subject to a sale charge of 1.00% if you sell shares during the first year of purchase.	Same as the Acquired Funds.
Exchanges	Shareholders may exchange shares of a Fund for the same class of shares of another Credit Suisse fund. Exchanges are made at NAV.	Shareholders may exchange shares of a Fund for the same class of shares of another Manteio fund. Exchanges are made at NAV.
Automatic Monthly Investment Plan	Shareholders may set up automatic payments of $50 or more from a designated bank account.	Same as the Acquired Funds.
Automatic Withdrawal Plan	Shareholders may set up automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.	Same as the Acquired Funds.

	Acquired Funds	Acquiring Funds
Low Account Balances

If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the Fund may ask you to increase your balance. If it is still below the minimum after 60 days, the Fund may close your account and mail you the proceeds. For Class A and Class C shares of the Fund, the minimum account balance requirements are as follows:

Regular account: $2,000

IRAs: $250

Transfers/Gifts to Minors: $250

For Class I shareholders, the minimum account balance requirement is $100,000.

Same as the Acquired Funds.
Redemptions In-Kind	Generally, all redemptions will be in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, the Fund reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund.

Dividends and Distributions

Each Fund declares and pays dividends quarterly. Each Fund typically distributes capital gains annually, usually in December. The Funds may make additional distributions and dividends at other times if it is necessary for the Fund to avoid a federal tax. Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Same as the Acquired Funds.

	Acquired Funds	Acquiring Funds
Frequent Trading

The Funds will take steps to detect and eliminate excessive trading in fund shares, pursuant to the Funds’ policies as approved by the Board. The Funds define excessive trading or “market timing” as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Funds. In determining whether the account has engaged in market timing, the Funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Funds and their shareholders. The Funds’ Distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers. However, the Funds may not always be able to detect frequent trading activity by clients and customers of financial intermediaries if such clients or customers invest in the funds through their financial intermediary’s omnibus account with the Funds. By their nature, omnibus accounts in which purchases and sales of fund shares by multiple investors are aggregated for presentation to the Funds on a net basis, conceal the identity of the individual investors in the Funds. The Funds reserve the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor.

IMST III discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. IMST III takes steps to reduce the frequency and effect of these activities on a Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST III may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. The Funds reserve the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor.
NAV Per Share

The NAV of each class of each Fund is determined daily as of the close of regular trading (normally 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business. It is calculated by dividing a Fund’s total assets, less its liabilities, by the number of shares outstanding. The Funds are open on those days when the NYSE is open, typically Monday through Friday.

The offering price of each class of the Fund’s shares is the NAV per share of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A Shares. The Funds’ NAVs are calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the advisor determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

	Acquired Funds	Acquiring Funds
Fair Valuation

The Board has delegated the supervision of the daily valuation process to the Funds’ advisor, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing each Fund’s pricing policies. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third-party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third-party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the NAV as reported on each business day and under normal circumstances.

The Acquiring Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the advisor as each Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Acquiring Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the advisor has adopted and implemented policies and procedures to be followed when the Acquiring Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when an Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the advisor, does not represent the security’s fair value), or when, in the judgment of the advisor, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on the judgment of the advisor and may result in a different price being used in the calculation of an Acquiring Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made by the advisor, in good faith in accordance with procedures approved by the Board. There can be no assurance that the Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

Acquired Funds	Acquiring Funds

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisor, as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with the advisor’s procedures. The Board oversees the advisor in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. A Fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. If independent third-party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the advisor to be unreliable, the market price may be determined by the advisor using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its NAV, these securities will be fair valued in good faith by the advisor’s Pricing Group, in accordance with procedures established by the advisor.

In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. The advisor may initiate fair value procedures in accordance with the Funds’ valuation policies to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the advisor from time to time.

Each Subsidiary is subject to the same valuation policies as its respective Fund.

Each Subsidiary is subject to the same valuation policies and procedures as its respective Fund.

G.       Key Information about the Reorganizations

The following is a summary of key information concerning the Reorganizations. Keep in mind that more detailed information appears in the Reorganization Agreements, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of each Acquired Fund will be asked to approve a Reorganization Agreement to reorganize the applicable Acquired Fund into the corresponding Acquiring Fund. Under its Reorganization Agreement, shareholders of the Credit Suisse Managed Futures Strategy Fund would receive a number of full and fractional Class A shares, Class C shares, and Class I shares of the Acquiring Fund having an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the shareholders’ Class A shares, Class C shares, and Class I shares, respectively, in the Acquired Fund. Similarly, under its Reorganization Agreement, shareholders of the Credit Suisse Multialternative Strategy Fund would receive a number of full and fractional Class A shares and Class I shares of the Acquiring Fund having an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the shareholders’ Class A shares and Class I shares, respectively, in the Acquired Fund.

Each Acquiring Fund is a newly organized fund that will commence operations upon the closing of the applicable Reorganization. If the Reorganization Agreement is approved by the shareholders of an Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in the exchange pro rata to its shareholders holding the corresponding class of the Acquired Fund’s shares by instructing IMST III’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for an Acquired Fund’s shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the applicable Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of a Reorganization, each shareholder of the applicable Acquired Fund will own a number of full and fractional Class A shares, Class C shares, or Class I shares, as applicable, of the corresponding Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Class A shares, Class C shares, or Class I shares, as the case may be, in the Acquired Fund.

Until the Closing, shareholders of an Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the Reorganization. After the applicable Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If a Reorganization is completed, shareholders will be free to redeem the shares of the corresponding Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of each Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the applicable Reorganization or exchanging such shares for shares of the corresponding Acquiring Fund in the Reorganization.

Each Reorganization is subject to a number of conditions, including, without limitation, the approval of the applicable Reorganization Agreement by the shareholders of the applicable Acquired Fund and the receipt of a legal opinion from counsel to IMST III with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective in the fourth quarter of 2024, or such other date agreed to by the Trust and IMST III.

The expenses associated with each Reorganization will not be borne by the respective Acquired Fund. Manteio has agreed to pay costs relating to the proposed Reorganizations, including the costs relating to the Special Meeting and to preparing and filing the Proxy Statement/Prospectus as well as the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Each Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the applicable Acquired Fund and the corresponding Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board of Trustees of the Trust or the Board of Trustees of IMST III if, among other reasons, the Board of Trustees of the Trust or the Board of Trustees of IMST III determines that a Reorganization is not in the best interests of its shareholders.

The foregoing summary of each Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus in Appendix A.

2.	Description of the Acquiring Funds’ Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which corresponding Acquired Fund share class you currently own:

Acquired Funds		Acquiring Funds
Credit Suisse Managed Futures Strategy Fund		Manteio Managed Futures Strategy Fund
Class A Shares Class C Shares Class I Shares	→ → →	Class A Shares Class C Shares Class I Shares
Credit Suisse Multialternative Strategy Fund		Manteio Multialternative Strategy Fund
Class A Shares Class I Shares	→ →	Class A Shares Class I Shares

3.	Board Considerations Relating to the Proposed Reorganizations

At a Board meeting held on August 15, 2024, UBS, the Acquired Funds’ investment advisor, recommended that the Board approve each Reorganization. The Board also met on June 21, 2024, July 30, 2024, August 9, 2024, and August 13, 2024, to discuss the proposed Reorganizations (such meetings, together with the meeting held on August 15, 2024, the “Board Meetings”). At the Board Meetings, the Board evaluated information provided regarding the Acquired Funds and the Acquiring Funds and discussed, among other matters, the proposed Reorganizations with representatives of UBS, Manteio, and other service providers to the Acquiring Funds. During their review, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee may have attributed different weights to various factors.

In approving each proposed Reorganization, the Board (with the advice and assistance of independent counsel) considered, among other things:

•	Manteio, as investment adviser to the Acquiring Funds, is expected to provide a comparable level of portfolio management services to the Acquiring Funds as currently being provided to the Acquired Funds, and that the Quantitative Investment Strategies portfolio management team, including the lead portfolio manager of the Acquired Funds, is expected to join Manteio and the current lead portfolio manager of the Acquired Funds is expected to serve as the lead portfolio manager of the Acquiring Funds;

•	the other proposed service providers are well established and capable of providing quality service to the Acquiring Funds similar to the quality currently provided by the service providers to the Acquired Funds;

•	that each Acquiring Fund would have the same or substantially similar investment objective, and substantially similar principal investment strategies, investment policies and principal risks as those of the corresponding Acquired Fund;

•	the proposed management fees to be paid to Manteio by the Acquiring Funds are the same as the management fees currently paid to UBS by the Acquired Funds, although the management fee for the Acquiring Funds does not cover administrative services;

•	that each Acquiring Fund’s the overall expenses, after application of the expense limitation, are estimated to be the same as the overall expenses of the corresponding Acquired Fund;

•	that the expense limitation agreement for the Acquiring Funds would be in place for two years from the date of the Reorganization, although there is no guarantee that Manteio will continue this contractual agreement at these levels following the expiration of the initial two-year period;

•	that each transaction constituted a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and was anticipated to be tax-free for the relevant Acquired Fund and its shareholders;

•	that neither the Acquired Funds nor their shareholders would bear the expenses pertaining to the proposed Reorganizations;

•	that under the Reorganization Agreements, each Acquiring Fund would assume all of the liabilities of its applicable Acquired Fund;

•	that, because each Acquired Fund’s portfolio management team is expected to join Manteio immediately following the closing of the Transaction, the only other viable alternative to the Reorganizations would be to liquidate the Acquired Funds in connection with the Transaction;

•	that under the Reorganization Agreements, there would be an even one-for-one exchange of shares from each Acquired Fund into its corresponding Acquiring Fund and that no change to the NAV of an Acquired Fund is expected as a result of the Reorganizations;

•	that each Reorganization is subject to approval by the applicable Acquired Fund’s shareholders and that shareholders of an Acquired Fund who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and

•	that if shareholders of an Acquired Fund did not approve the reorganizations, the Acquired Fund would not be reorganized into the corresponding Acquiring Fund and the Board may take such further action as it deemed to be in the best interests of the Acquired Fund, which may include liquidating the Acquired Fund.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganizations, as proposed by UBS and described in the Reorganization Agreements, would be in the best interests of the Acquired Funds and would not dilute the interests of the Acquired Funds’ existing shareholders. The Board, including a majority of those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, approved the Reorganization of each Acquired Fund, subject to approval by its shareholders. One of the Board members joined the Board effective August 13, 2024 and was not present at all of the Board meetings where the Reorganizations were discussed; accordingly, such Board member abstained from voting to approve the Reorganizations.

4.	Federal Income Tax Consequences

For each year of its existence, each Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes each Acquired Fund has been, and will continue through the closing of the Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of each Reorganization, the Trust and IMST III will receive, on behalf of the applicable Acquired Fund and the corresponding Acquiring Fund, respectively, an opinion of tax counsel with respect to that Reorganization substantially to the effect that for federal income tax purposes:

•	the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	the tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

•	the holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

•	no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

•	the aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•	each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

•	the taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST III, the applicable Acquired Fund and the corresponding Acquiring Fund. The condition that the parties to each Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the IRS in connection with either Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Each Acquiring Fund will succeed to and take into account any capital loss carryforwards of the corresponding Acquired Fund by reason of the applicable Reorganization. Neither Reorganization is expected to result in limitations on the applicable Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Acquired Fund. As of the tax year ended October 31, 2023, the Acquired Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Acquired Funds	Non-Expiring
	Short-Term	Long-Term	Total
Credit Suisse Managed Futures Strategy Fund	$7,460,471	$7,110,784	$14,571,255
Credit Suisse Multialternative Strategy Fund	$0	$0	$0

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

For purposes of this section, the Agreement and Declaration of Trust and By-Laws of IMST III are referred to as the “IMST III Declaration” and the “IMST III By-Laws,” respectively.

Form of Organization. The Trust and IMST III are each Delaware statutory trusts governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust and IMST III are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Trust and IMST III except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

Shares. The Trust and IMST III are each authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights.  Pursuant to the Trust’s Agreement and Declaration of Trust, shareholders shall have no power to vote on any matter except matters on which a vote of shareholders is required by applicable law, the Trust’s Agreement and Declaration of Trust or resolution of the Trustees. Any matter required to be submitted to shareholders and affecting one or more series or classes of such series shall require separate approval by the required vote of shareholders of each affected series or class; provided, however, that to the extent required by the 1940 Act, there shall be no separate series or class votes on the election or removal of Trustees, the selection of auditors for the Trust, approval of any agreement or contract entered into by the Trust or any action to liquidate or dissolve the Trust. Shareholders of a particular series shall not be entitled to vote on any matter that affects only one or more other series. There shall be no cumulative voting in the election or removal of Trustees. The Trustees shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares of each series entitled to vote thereon, unless the 1940 Act or other applicable law or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes or series, or the Trustees determine that any matter to be submitted to a vote of shareholders affects only the rights or interests of one or more (but not all) classes of outstanding shares of a particular series, in which case only the shareholders of the class or classes so affected shall be entitled to vote thereon.

Pursuant to the IMST III Declaration, shareholders have power to vote only for (i) the election of Trustees, (ii) with respect to any contract with a contracting party as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of IMST III, (iv) with respect to any amendment of the IMST III Declaration, and (v) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the IMST III Declaration, the IMST III By-Laws or any registration of IMST III with the SEC or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of Trustees.

Quorum and Required Vote. Pursuant to the Trust’s Agreement and Declaration of Trust, the holders of a majority of outstanding shares of the Trust present in person or by proxy shall constitute a quorum at any meeting of the shareholders for purposes of conducting business on which a vote of shareholders of the Trust is being taken. The holders of a majority of outstanding shares of the applicable series present in person or by proxy shall constitute a quorum at any annual or special meeting of the shareholders for purposes of conducting business on which a vote of shareholders of such series is being taken. The holders of a majority of outstanding shares of a class present in person or by proxy shall constitute a quorum at any meeting of the shareholders of such class for purposes of conducting business on which a vote of shareholders of such class is being taken. Each full share shall be entitled to one vote and fractional shares shall be entitled to a vote of such fraction.

Subject to any provision of applicable law requiring greater or lesser votes, the Trust’s Agreement and Declaration of Trust or resolution of the Trustees specifying a greater or lesser vote requirement for the transaction of any item of business at any meeting of shareholders, (i) the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the shareholders with respect to such matter, (ii) where a separate vote of any series is also required on any matter, the affirmative vote of a majority of the shares of such series present in person or represented by proxy at the meeting shall be the act of the shareholders of such series with respect to such matter, and (iii) where a separate vote of any class is required on any matter, the affirmative vote of a majority of the shares of such class present in person or represented by proxy at the meeting shall be the act of the shareholders of such class with respect to such matter. The election of Trustees at a meeting shall be by the affirmative vote of the holders of a plurality of the shares present in person or by proxy.

Pursuant to the IMST III Declaration, except as otherwise provided by the 1940 Act or other applicable law, thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting. A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST III Declaration or the IMST III By-Laws.

Shareholder Action by Written Consent. Pursuant to the Trust’s Agreement and Declaration of Trust, any action which may be taken by shareholders by vote may be taken without a meeting if the holders entitled to vote thereon of the proportion of shares required for approval of such action at a meeting of shareholders consent to the action in writing and the written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

Similarly, the IMST III Declaration provides that, subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of the IMST III Declaration or the IMST III By-Laws) consent to the action in writing and such written consents are filed with the record of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Annual Shareholder Meetings. Neither the Acquired Funds nor the Acquiring Funds are required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.

Shareholder Liability. Both the Trust’s and IMST III’s governing instruments provide that shareholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporation for profit organized under the general corporation law of the State of Delaware.

Trustee Liability. Both the Trust and IMST III indemnify Trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST III do not provide indemnification for liabilities due to a Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

Amendments to Declaration of Trust. The Trust’s Agreement and Declaration of Trust provides that it may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than a majority of the affected shares. The Trustees also may amend the Agreement and Declaration of Trust without any vote of shareholders to divide the Trust into one or more series or additional series, to divide the shares of the Trust or any series into one or more classes or additional classes, to change the name of the Trust or any series or class thereof, to make any change that does not adversely affect the relative rights or preferences of any series or class or, as they may deem necessary, to conform the Agreement and Declaration of Trust to the requirements of the 1940 Act or any other applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended.

The IMST III Declaration provides that all rights granted to the shareholders under the IMST III Declaration are granted subject to the reservation of the right to amend the IMST III Declaration, except that no amendment shall repeal the limitations on personal liability of any shareholder or Trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or Trustee involved. The provisions of the IMST III Declaration may be amended at any time, so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to the IMST III Declaration that adversely affects the rights of shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote, in accordance with IMST III Declaration, of shareholders holding a majority of the shares entitled to vote. Amendments having the purposes of changing the name of IMST III or any sub-trust or of supplying any omission, curing or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by shareholder vote.

The foregoing is a very general summary of certain provisions of the Agreement and Declaration of Trust and By-Laws of the Trust and IMST III Declaration and IMST III By-Laws. It is qualified in its entirety by reference to the respective Agreement and Declaration of Trust and By-Laws.

6.	Fiscal Year End

The fiscal year end for each Acquired Fund and each Acquiring Fund is October 31.

7.	Capitalization

The following table shows, as of September 30, 2024, (1) the unaudited capitalization of each Acquired Fund and unaudited capitalization of each corresponding Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Funds, giving effect to the proposed Reorganizations as of that date:

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Credit Suisse Managed Futures Strategy Fund Class A Shares	$8,524,227	$8.93	954,515
Manteio Managed Futures Strategy Fund Class A Shares (Pro forma)	$8,524,227	$8.93	954,515

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Credit Suisse Managed Futures Strategy Fund Class C Shares	$19,550	$8.29	2,360
Manteio Managed Futures Strategy Fund Class C Shares (Pro forma)	$19,550	$8.29	2,360

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Credit Suisse Managed Futures Strategy Fund Class I Shares	$204,569,773	$9.10	22,477,994
Manteio Managed Futures Strategy Fund Class I Shares (Pro forma)	$204,569,773	$9.10	22,477,994

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Credit Suisse Multialternative Strategy Fund Class A Shares	$2,192,903	$8.97	244,404
Manteio Multialternative Strategy Fund Class A Shares (Pro forma)	$2,192,903	$8.97	244,404

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Credit Suisse Multialternative Strategy Fund Class I Shares	$352,345,174	$9.13	38,585,033
Manteio Multialternative Strategy Fund Class I Shares (Pro forma)	$352,345,174	$9.13	38,585,033

H.	Additional Information about the Funds

1.	Past Performance of the Acquired Funds

Performance Summary

The following past performance information for each Acquired Fund is set forth below, including: (1) a bar chart showing changes in the Acquired Fund’s performance for Class A Shares from year to year for the calendar years since the Acquired Fund’s inception, and (2) a table detailing how the average annual total returns of the Acquired Fund, both before and after taxes, compared to those of one or more broad-based market indices. The after-tax returns are shown for Class A Shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns for classes other than Class A Shares will vary from returns shown for Class A Shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar charts and tables below provide some indication of the risks of investing in each Acquired Fund by showing changes in the Acquired Fund’s performance from year to year for Class A Shares and by showing how the average annual total returns of Class A Shares of the Acquired Fund compare with the average annual total returns of one or more broad-based market indices. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Acquired Funds make their updated performance available at the Acquired Funds’ website (www.credit-suisse.com/us/funds) or by calling 1-877-870-2874. An Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future.

If the Reorganizations are approved, each Acquiring Fund will assume the accounting and performance history of its corresponding Acquired Fund.

Credit Suisse Managed Futures Strategy Fund (Acquired Fund)

Calendar-Year Total Return (before taxes) for Acquired Fund Class A Shares

For each calendar year at NAV

The Acquired Fund’s calendar year-to-date return as of September 30, 2024, was 0.22%.

Highest Calendar Quarter Return at NAV	13.44%	Quarter Ended 3/31/2022
Lowest Calendar Quarter Return at NAV	(7.43%)	Quarter Ended 6/30/2015

Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Class A - Return Before Taxes	(11.20%)	2.24%	2.52%
Class A - Return After Taxes on Distributions	(11.30%)	0.35%	1.02%
Class A - Return After Taxes on Distributions and Sale of Fund Shares	(6.63%)	1.09%	1.45%
Class C – Return Before Taxes	(7.82%)	2.58%	2.31%
Class I – Return Before Taxes	(6.16%)	3.58%	3.33%
Credit Suisse Managed Futures Liquid Index (reflects no deduction for fees, expenses or taxes)	(5.92%)	3.72%	3.43%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.72%	(0.32%)	0.38%

Credit Suisse Multialternative Strategy Fund (Acquired Fund)

Calendar-Year Total Return (before taxes) for Acquired Fund Class A Shares

For each calendar year at NAV

The Acquired Fund’s calendar year-to-date return as of September 30, 2024, was (1.94)%.

Highest Calendar Quarter Return at NAV	4.69%	Quarter Ended 3/31/2021
Lowest Calendar Quarter Return at NAV	(3.82%)	Quarter Ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2023)	1 Year	5 Years	10 Years
Class A - Return Before Taxes	(3.60%)	4.06%	2.40%
Class A - Return After Taxes on Distributions	(4.62%)	1.56%	0.72%
Class A - Return After Taxes on Distributions and Sale of Fund Shares	(2.11%)	2.02%	1.10%
Class I – Return Before Taxes	1.95%	5.48%	3.21%
ICE BOFA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.01%	1.88%	1.25%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes	5.53%	1.10%	1.81%

Portfolio Turnover

The Acquired Funds and the Acquiring Funds pay transaction costs, such as commissions, when buying and selling securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. The computation of each Fund’s portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, each Fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains.

During the most recent fiscal year, the portfolio turnover rate for the Credit Suisse Managed Futures Strategy Fund was 0% of the average value of its portfolio, and the portfolio turnover rate for the Credit Suisse Multialternative Strategy Fund was 375% of the average value of its portfolio.

2.	Investment Advisors and Portfolio Manager

On May 1, 2024, UBS became the investment advisor to the Acquired Funds when Credit Suisse Asset Management merged into UBS, with UBS as the surviving entity. UBS is located at 787 Seventh Avenue, New York, New York 10019, and is part of the asset management business of UBS Group AG, one of the world’s leading banks. UBS Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of UBS Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. Subject to the oversight of the Board of Trustees, UBS is responsible for management of each Acquired Fund’s investment portfolio. Prior to May 1, 2024, Credit Suisse Asset Management was the investment advisor to the Acquired Funds.

Yung-Shin Kung, a Managing Director of UBS, is the lead portfolio manager of each Acquired Fund and has been managing each Acquired Fund since November 2015. Mr. Kung is Head and Chief Investment Officer of UBS’s Quantitative Investment Strategies team and an industry pioneer in the development and management of liquid alternative investment strategies. Since 2009, he has held various leadership positions in Credit Suisse Asset Management including Head of Portfolio Management – Americas and Global Head of Hedge Fund Research within the Alternative Funds Solutions group. Mr. Kung was a Director at Merrill Lynch in the Financial Products Group from 2006-2009, where he developed and marketed customized structured products and provided advice and guidance to hedge fund investors. Prior to his time at Merrill Lynch, Mr. Kung spent eight years at Credit Suisse First Boston in several departments including structured debt capital markets, technology investment banking, and alternative investments. Mr. Kung began his career at Credit Suisse First Boston in 1997. He serves on the Advisory Board of the San Francisco State University Big Data Program and is a member of the University of Chicago’s Leaders in Philanthropy. Mr. Kung holds a B.A. in Economics from the University of Chicago, where he was elected Phi Beta Kappa, and fulfilled the college’s requirements for a B.A. in Statistics.

The Acquired Funds’ SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquired Funds.

If the Reorganizations are approved, Manteio will become the investment advisor to the Acquiring Funds pursuant to a new investment advisory agreement with IMST III, on behalf of the Acquiring Funds. Subject to the oversight of the Board of Trustees of IMST III, Manteio will be responsible for management of each Acquiring Fund’s investment portfolio. Manteio, a Delaware limited liability company, was formed on August 15, 2024. Manteio has no operating history and has recently registered with the SEC as an investment advisor. Manteio is an indirect subsidiary of Manteio Partners LLC, and is under common control with Manteio Capital LLC, which has been registered with the SEC as an investment advisor since 2021. Manteio is a direct wholly-owned subsidiary of Manteio Scalable Partners LLC. Manteio has its principal place of business at 111 Town Square Place, Suite 1203, Jersey City, New Jersey 07310. Manteio will serve as the investment advisor to the Acquiring Funds. The indirect principal owner of Manteio is Peter A. Christodoulou, Chief Executive Officer and Chief Compliance Officer. The principal partners of Manteio Partners LLC are: Peter A. Christodoulou, Michael J. Cash, Chief Investment Officer of Manteio, and Marcus Novacheck, Head of Equity Market Liquidity. Immediately following the Reorganizations, which will take simultaneously with the closing of the Transaction, the Quantitative Investment Strategies portfolio management team, including Mr. Kung, is expected to join Manteio, and Mr. Kung is expected to become a principal partner of Manteio Partners LLC and to serve as the lead portfolio manager for each Acquiring Fund.

Mr. Christodoulou founded Manteio Capital LLC, a registered investment advisor that is under common control with Manteio and serves as an advisor and sub-advisor to pooled investment vehicles and separately managed accounts, in 2020. Prior to founding Manteio Capital LLC, Mr. Christodoulou was at Credit Suisse Asset Management, LLC from 2006 to 2020 where he was most recently Chief Operating Officer of the Quantitative Trading (QT) group. He was previously Chief Operating Officer of Liquid Alternatives. Prior to this, he also held a variety of roles within Credit Suisse Asset Management, LLC covering product marketing, product development, and structuring. Mr. Christodoulou holds the Chartered Alternative Investment Analyst (“CAIA”) designation. Mr. Christodoulou earned his B.A. in International Relations from the University of Pennsylvania, and his M.B.A. from the Leonard N. Stern School of Business, New York University.

Prior to founding Manteio Capital LLC in 2020, Mr. Cash was the Global Head of Fixed Income for Credit Suisse Asset Management, LLC’s Quantitative Trading (QT) group from 2019 to 2020. Prior to this, he was Chief Investment Officer of Westfield Research from 2014 to 2018. He previously spent time at Credit Suisse proprietary trading where he ran US Rates Trading within the Global Arbitrage Trading group, and at Prudential Insurance where he ran the core liquidity treasury position for the firm. Mr. Cash began his career at Salomon Brothers as a bond trader. Mr. Cash received his B.S. in Computer Science from Stony Brook University, and his M.B.A. from Columbia Business School, Columbia University.

Mr. Novacheck joined Manteio Capital LLC in 2023. Prior to joining Manteio Capital LLC, Mr. Novacheck spent seven years trading special situations at Cubist Systematic Strategies, a subsidiary of Point72 (formerly SAC Capital). He was responsible for idea generation, analysis, and trading. He previously traded in a similar role at Credit Suisse within the Global Arbitrage Trading group, focusing on special situations and inefficiencies across stocks, indexes, ETFs, futures, options and swaps. Mr. Novacheck served in the U.S. armed forces as a Captain in the 25th Infantry Division (Hawaii). Mr. Novacheck received his B.S. in Engineering from the U.S. Military Academy at West Point, and his M.B.A. from the Leonard N. Stern School of Business, New York University.

3.	Trustees and Service Providers for the Acquired Funds and Acquiring Funds

The Trust and IMST III are operated by their respective board of trustees and officers appointed by each board. The Reorganizations will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board of Trustees of the Trust has six trustees, five of whom are not “interested persons” of the Trust as that term is defined under the 1940 Act. The following individuals comprise the Board: Laura A. DeFelice, Mahendra R. Gupta, Samantha Kappagoda, Steven N. Rappaport, Lee Shaiman and John Popp (Interested Trustee). In addition, Charles Gerber serves as the sole member of the advisory board of the Trust.

Trustees of IMST III

The IMST III Board of Trustees has five trustees, three of whom are not “interested persons” of the IMST Trust III as that term is defined under the 1940 Act. The following individuals comprise the IMST III Board: Sandra Brown, Robert F. Goldrich, John P. Zader, J. Richard Atwood (Interested Trustee) and Maureen Quill (Interested Trustee).

Service Providers

The following chart describes the service providers to the Trust and IMST III:

	Trust	IMST III
Administrators	UBS Asset Management (Americas) LLC Eleven Madison Avenue New York, New York 10010 State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	UBS Asset Management (US) Inc. 787 Seventh Avenue New York, New York 10019	UMB Distribution Services, LLC 235 West Galena Street Milwaukee, Wisconsin 53212
Transfer Agent	SS&C Global Investor & Distribution Solutions, Inc. 430 S 7th Street, Suite 219916 Kansas City, Missouri 64105-1407	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Ernst & Young LLP One Manhattan West New York, New York 10001	Tait, Weller & Baker LLP 50 S. 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

The Board OF THE TRUST recommends that the shareholders of each Acquired Fund vote FOR the approval of the applicable Reorganization AGREEMENT.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Funds. The Special Meeting will be on October 31, 2024, held at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2B, New York, New York 10010, at 2:00 p.m. Eastern time. You may vote in one of the following ways:

●	in person at the Special Meeting;

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

●	vote on the Internet at the website address listed on your proxy card;

●	call the toll-free number listed on the enclosed proxy card to reach an automated touchtone voting line; or

●	call the toll-free number (800) 967-0261 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the applicable Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on September 16, 2024 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of an Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning a majority of outstanding shares of an Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to such Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of each proposal will require a majority vote of shareholders of each Acquired Fund entitled to vote at the Special Meeting.

The closing of the Transaction is contingent upon each Acquired Fund receiving shareholder approval of its Reorganization. If the shareholders of an Acquired Fund do not approve the Reorganization, then the Reorganization of such Acquired Fund will not be implemented. In such case, the Board may take such further action as it deems to be in the best interests of the Acquired Fund, including the possible liquidation of the Acquired Fund.

Adjournments

If a quorum of shareholders of an Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to an Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because each proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because each proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions and broker “non-votes” will have the effect of votes against a proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on September 16, 2024, is the Record Date for determining the shareholders of the Acquired Funds entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. EQ Fund Solutions has been retained to provide proxy services. Manteio will bear the costs of the Special Meeting, including legal costs, the costs of retaining EQ Fund Solutions, and other expenses incurred in connection with the solicitation of proxies, which are anticipated to be approximately $88,000.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Acquired Funds at the close of business on September 16, 2024, the Record Date, will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, the following shares were outstanding and entitled to vote at the Special Meeting:

Credit Suisse Managed Futures Strategy Fund	Class A	Class C	Class I	Total Shares Outstanding
	945,939.840	2,359.586	22,455,649.940	23,403,949.366

Credit Suisse Multialternative Strategy Fund	Class A	Class I	Total Shares Outstanding
	257,956.407	38,529,345.291	38,787,301.698

There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

As of the Record Date, the name and percentage ownership of each shareholder that owned 5% or more of the outstanding shares of each Acquired Fund is set forth in the table below.

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Credit Suisse Managed Futures Strategy Fund – Class A
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit for Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	73.30%

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Credit Suisse Managed Futures Strategy Fund – Class C
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 9212-3091	37.23%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	31.90%
Raymond James Omnibus for Mutual Funds 880 Carillion Parkway Sait Petersburg, FL 33716-1000	30.89%

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Credit Suisse Managed Futures Strategy Fund – Class I
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	48.21%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit for Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	15.59%
Raymond James Omnibus for Mutual Funds 880 Carillion Parkway Sait Petersburg, FL 33716-1100	14.48%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	10.68%

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Credit Suisse Multialternative Strategy Fund – Class A
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit for Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	71.03%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	7.28%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	6.22%

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Credit Suisse Multialternative Strategy Fund – Class I
West Virginia Investment Management Board 500 Virginia Street E Ste 200 Charleston, West Virginia 25301-2177	67.16%
Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit for Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105-1901	8.41%

As of the Record Date, the name and percentage ownership of each shareholder that owned 25% or more of the outstanding shares of the Acquired Funds is set forth in the table below.

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Credit Suisse Managed Futures Strategy Fund
N/A

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Credit Suisse Multialternative Strategy Fund
West Virginia Investment Management Board 500 Virginia Street E Ste 200 Charleston, West Virginia 25301-2177	66.72%

E.	Interest of Certain Persons in the Transaction

Manteio may be deemed to have an interest in the Reorganizations because it will become investment advisor to each Acquiring Fund and will receive fees from each Acquiring Fund for its services as investment advisor. UBS may be deemed to have an interest in the Reorganizations because it has entered into an agreement with Manteio to transfer the management of UBS’s Quantitative Investment Strategies business, which includes the portfolio management team of the Acquired Funds, to Manteio and Manteio Capital LLC in the Transaction.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganizations are not completed, the next meeting of the shareholders of each Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Funds’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Independent Registered Public Accounting Firm

The financial statements of the Acquired Funds for the year ended October 31, 2023, contained in the Acquired Funds’ Annual Report to Shareholders, have been audited by PricewaterhouseCoopers LLP (“PwC”), the Acquired Funds’ previous independent registered public accounting firm. On April 23, 2024, the Board approved the dismissal of PwC, due to PwC’s ceasing to be deemed an independent registered public accounting firm with respect to the Acquired Funds after April 30, 2024. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. Effective June 19, 2024, Ernst & Young LLP was engaged as the independent registered public accounting firm with respect to the Acquired Funds.  The engagement of Ernst & Young LLP was previously approved by the Board upon the recommendation of the Audit Committee of the Board.

If the Reorganizations are approved by shareholders, Tait, Weller & Baker LLP will serve as the independent registered public accounting firm with respect to the Acquiring Funds.

E.	Information Filed with the SEC

The Trust and IMST III are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [     ] day of [     ], by and among Credit Suisse Opportunity Funds (the “Trust”), a Delaware statutory trust, with its principal place of business at Eleven Madison Avenue, New York, New York, 10010, on behalf of its series [Credit Suisse Managed Futures Strategy Fund/Credit Suisse Multialternative Strategy Fund] (the “Acquired Fund”), Investment Managers Series Trust III (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series [Manteio Managed Futures Strategy Fund/Manteio Multialternative Strategy Fund] (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to paragraph 5.11 and Article IX, Manteio Scalable Technologies LLC (“Manteio”), with its principal place of business at 111 Town Square Place, Suite 1203, Jersey City, New Jersey 07310.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of corresponding classes of shares of the Acquiring Fund (the “Acquiring Fund Shares”), as noted below, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or any other series of the IMST Trust or the assets of any other series of the Trust or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Trust and the IMST Trust, respectively, the Trust and the IMST Trust are open-end, management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest; WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers the following classes of shares: [Class A, Class C and Class I/Class A and Class I]1 , and, upon the Closing (as defined below), the Acquiring Fund will offer [three/two] corresponding classes of shares, which will be designated [Class A, Class C and Class I/Class A and Class I]. As part of the Reorganization, each class of Acquired Fund Shares will be exchanged for Acquiring Fund Shares of the corresponding class.

WHEREAS, the Board of Trustees of the Trust (each, an “Acquired Fund Trustee”, and collectively, the “Board”), including a majority of the Acquired Fund Trustees who are not “interested persons,” as defined by the 1940 Act, of the Acquired Fund have determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

[1]	[For Credit Suisse Managed Futures Strategy Fund: Class A, Class C and Class I. For Credit Suisse Multialternative Strategy Fund: “Class A and Class I”.]

WHEREAS, the Board of Trustees of the IMST Trust (each, an “IMST Trustee”, and collectively, the “IMST Board”), including a majority of the IMST Trustees who are not “interested persons,” as defined by the 1940 Act, of the Acquiring Fund have determined that the Reorganization is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the avoidance of doubt, the Acquired Assets shall include all ownership interests in [Credit Suisse Cayman Managed Futures Strategy Fund, Ltd./Credit Suisse Cayman Multialternative Strategy Fund, Ltd. (the “Subsidiary”)]. For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by Manteio pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive, in respect of each class of Acquired Fund Shares held by such Acquired Fund Shareholder, the number of full and fractional Acquiring Fund Shares of the class corresponding to that class of Acquired Fund Shares held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMB Fund Services, Inc. (the “Acquiring Fund Co-Administrator”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the IMST Trust’s Board of Trustees. The NAV per share of each class of Acquired Fund Shares shall be computed by State Street Bank and Trust Company (the “Acquired Fund Co-Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the Trust’s Agreement and Declaration of Trust or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares, as determined in accordance with paragraph 2.1 hereof, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Co-Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Co-Administrator. The IMST Trust and the Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to the Acquired Assets that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [ ], or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of [ ], or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. State Street Bank and Trust Company, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause SS&C Global Investor & Distribution Solutions, Inc., as its transfer agent, to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of each class of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.5. DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6. FAILURE TO DELIVER ASSETS. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Acquired Assets of the Acquired Fund for the reason that any of such Acquired Assets purchased prior to the Closing Date have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then the Acquiring Fund may waive the delivery requirements of paragraph 3.2 with respect to said Acquired Assets if the Acquired Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be reasonably requested by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust and the Acquired Fund represent and warrant to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust, on behalf of the Acquired Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Acquired Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Trust. The Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Securities and Exchange Commission (the “SEC”) as an investment company under the 1940 Act is in full force and effect, and the registration of each class of Acquired Fund Shares under the 1933 Act is in full force and effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Trust, threatened. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquired Fund.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Agreement and Declaration of Trust of the Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments with respect to any Taxes of the Acquired Fund and no such deficiency assessments have been proposed with respect to the Acquired Fund in writing. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder. The Subsidiary has at all times since [_______] been treated as a “controlled foreign corporation” for U.S. federal income tax purposes.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this paragraph 4.1.

(x) The Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquired Fund.

(y) The Trust and the Acquired Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to the Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Acquired Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the IMST Trust. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the registration of each class of Acquiring Fund Shares under the 1933 Act is in full force and effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the IMST Trust, threatened. The IMST Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts (if any), distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (if any), and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The IMST Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund.

(o) The IMST Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(p) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization and (iii) will not have prepared books of account and related records or financial statements or issued any shares (other than the Initial Shares). Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

4.3 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Trust as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE TRUST. The Trust represents and warrants to the IMST Trust that the Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

5.11 SUBSIDIARY. At the Closing, Manteio shall enter into an investment management agreement with the Subsidiary and all other agreements necessary for the operation of the Subsidiary. At the Closing, the Acquiring Fund and Acquired Fund shall cause to be executed and delivered a share transfer instrument evidencing the transfer of all ownership interests in the Subsidiary from the Acquired Fund to the Acquiring Fund.

5.12 INVESTMENT MANAGEMENT AGREEMENT. At or prior to the Closing, Manteio shall enter into an investment management agreement (the “Investment Management Agreement”) with the Acquiring Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with paragraph 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(a)       The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(b)       The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(c)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

(e)       The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(f)        To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

6.7 The Acquired Fund shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the IMST Trust, on behalf of the Acquiring Fund, and related matters of Morgan, Lewis & Bockius LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund. In connection with the foregoing, it is understood that Morgan, Lewis & Bockius LLP may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the IMST Trust.

6.8 As of or prior to the Closing Date, Manteio shall be duly registered with the SEC as an “investment adviser” under the Investment Advisers Act of 1940, as amended.

ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Trust, dated as of the Closing Date, addressing the following points:

(a)       The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Trust, and the Acquired Fund is a separate series of the Trust constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust of the Trust.

(b)       The Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(c)      The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(d)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Agreement and Declaration of Trust of the Trust.

(e)       No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(f)      To the knowledge of the President of the Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets or any person whom the Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 The Board, including a majority of Acquired Fund Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

7.6 The Acquiring Fund shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Trust, on behalf of the Acquired Fund, and related matters, of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund. In connection with the foregoing, it is understood that Willkie Farr & Gallagher LLP may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Trust.

ARTICLE VIII

 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Agreement and Declaration of Trust of the Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Whether or not this Agreement and the transactions contemplated hereby are consummated, Manteio (or any affiliate thereof) shall bear the costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Acquired Fund shall bear the costs and expenses associated with the sale of any of its portfolio securities executed in order to facilitate the Reorganization. The costs and expenses to be borne by Manteio include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, counsel to the Independent Trustees of the Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; (h) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein; and (i) any additional costs that Manteio may separately agree to in writing (“Reorganization Expenses”). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a)(1) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders. This paragraph 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1.

9.2 At the Closing, Manteio (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by Manteio (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under paragraph 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Trust. In addition, either the IMST Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met;

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto; or

(d) the written consent of each of the parties.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

 HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.7 Each of the IMST Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the IMST Trust or the Trust shall be liable with respect thereto.

ARTICLE XIV

 CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

CREDIT SUISSE OPPORTUNITY FUNDS on behalf of the Acquired Fund	INVESTMENT MANAGERS SERIES TRUST III on behalf of the Acquiring Fund

By:	By:
Name:	Name:
Title:	Title:

MANTEIO SCALABLE TECHNOLOGIES LLC solely with respect to Paragraph 5.11 and Article IX

By:
Name:
Title:

APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUNDS

MORE ABOUT THE ACQUIRING FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

For this section, the terms “Manteio” and “Advisor” refer to the Acquiring Funds’ investment advisor. The terms “Fund” and “Funds” refer to the Acquiring Funds.

The principal investment strategies and risks for each Acquiring Fund described below reflect the aggregate operations of each Acquiring Fund and its respective Subsidiary.

Manteio Managed Futures Strategy Fund

Investment Objective

The Fund seeks positive absolute returns that have a low correlation to the returns of broad stock and bond markets. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in the Fund’s Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

The Fund seeks diverse exposure to significant price trends, both up and down, across asset classes, geographies and time horizons. The Fund may take long and/or short positions in asset classes, and the Advisor dynamically adjusts its exposure to individual asset classes based on a trend-following approach. As a component of its overall investment process, the Advisor may utilize certain quantitative models and methodologies to guide its investment approach or security selection although the use of such models and methodologies may vary based on market factors and economic trends as determined by the Advisor.

The Fund seeks to achieve its investment objective by investing directly and/or indirectly through its wholly-owned Subsidiary organized under the laws of the Cayman Islands (as described below) in securities and derivative instruments including, but not limited to, equity index futures and options, swaps on equity index futures, equity swaps, interest rate futures and options, fixed income futures and options, swaps on fixed income futures, commodity and commodity index-linked futures and options, swaps on commodity and commodity index-linked futures, currency futures and options, swaps on currency futures, currency forwards and equity-, fixed income-, and commodity-notes. There are no geographic limits on the Fund’s holdings and the Fund will have exposure to U.S. and non-U.S. securities and currencies.

In addition, the Fund may have exposure to issuers of any size and credit quality. The Fund also invests a significant portion of its assets in investment grade money market instruments, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The Fund’s money market instrument holdings may serve as collateral for the Fund’s derivative positions and may also earn income for the fund. The Fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities.

The Fund’s use of futures, forwards, swaps and certain other financial instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a financial instrument and results in increased volatility, which means that the Fund has the potential for greater gains and losses, than if the Fund did not use financial instruments with leverage. A decline in the Fund’s assets due to losses magnified by the financial instruments providing leveraged exposure may require the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations, to meet redemption requests or to meet the applicable requirements of the 1940 Act, and the rules thereunder.

The Fund will enter into short positions, and it may use futures and swaps or sell a security short to do so. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to the asset. At times, the Fund may have significant short positions.

The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the U.S. federal tax laws, rules and regulations that apply to regulated investment companies. Generally, the Subsidiary will invest in long and short commodity-linked futures and swaps, but it may also invest in other types of futures, swaps and options, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary’s derivative positions; however, these instruments may also earn income for the Subsidiary. The Subsidiary is managed by the Advisor and has the same objective as the Fund.

The Fund is actively managed by the Advisor based on the Advisor’s view of the prevailing trends in the market. The percentage of the Fund’s portfolio exposed to an asset class and to a particular strategy will vary from time to time.

For defensive purposes, due to abnormal market conditions or economic situations as determined by the Advisor, the Fund may invest up to 100% of its total assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the Fund’s principal investment strategies and might prevent the fund from achieving its investment objective.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Manteio Multialternative Strategy Fund

Investment Objective

The Fund seeks positive absolute returns. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in the Fund’s Prospectus or the SAI.

Principal Investment Strategies

The Fund pursues its investment objective by utilizing a macro-aware investment process to allocate capital across a range of investment strategies. The Fund primarily, but not exclusively, allocates to directional and/or relative value strategies that take long and/or short positions in instruments across all major asset classes. Directional strategies generally depend upon the direction of the relevant markets for success and are sometimes uncorrelated to broad markets, thus improving the Fund’s chances of earning a positive total return regardless of market conditions. A relative value strategy employs investment techniques that are intended to profit from pricing inefficiencies, which involves taking a position in one financial instrument while offsetting the position with another financial instrument in an attempt to benefit from changes in price. As a component of its overall investment process, the Fund’s advisor may utilize certain quantitative models and methodologies to guide its investment approach or security selection although the use of such models and methodologies may vary based on market environments and economic trends as determined by the Advisor.

The Fund may invest globally (including in emerging markets) and there are no geographic limits on the Fund’s holdings. The instruments in which the Fund may invest may be U.S. dollar or non-U.S. dollar denominated. The Fund may have exposure to issuers of any size and credit quality. The Fund intends to engage in active and frequent trading.

The percentage of the Fund’s portfolio exposed to an asset class and geographic region will vary from time to time. The Fund may invest in a broad range of instruments, including equities, ADRs and GDRs, other mutual funds, ETFs, warrants, bonds (both investment grade and below investment grade (commonly referred to as “high yield securities” or “junk bonds”)), currencies, commodities, futures, exchange-traded and over-the-counter put and call options (both covered and uncovered) and total return and excess return swaps. The Fund may invest in such instruments directly or, in the case of commodities and certain commodity-linked instruments, indirectly, by investing in its wholly-owned Subsidiary organized under the laws of the Cayman Islands (as described below) which invests in such commodities and commodity-linked instruments. The Fund also may invest in cash and cash equivalents. As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of high-quality, short-term securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The Fund may also invest in high-yield securities to earn income, as well as to achieve its investment objective. The Fund may invest in bonds of any maturity and duration.

The Fund may sell call options, where the purchaser pays the Fund a premium in exchange for the right to purchase the asset underlying the option at a specified price (the “strike price”) within a specified time period or at a specified future date. The call options the Fund sells may either be covered (i.e., where the Fund holds the underlying security) or uncovered (i.e., where the Fund does not hold the underlying security). The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the strike price of the option, and thus the seller’s potential for loss is unlimited.

The Fund will primarily gain exposure to commodities and commodity-linked instruments through investments in the Subsidiary. The Subsidiary will invest in (long and short) commodity-linked futures and swaps, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary’s derivative positions; however, these instruments may also earn income for the Subsidiary. The Subsidiary is managed by the Advisor and has the same investment objective as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of the U.S. federal tax requirements that apply to regulated investment companies. Investments in other funds managed by the Advisor may provide the Fund with exposure to other securities and financial instruments in addition to commodities and commodity-linked instruments.

For defensive purposes, due to abnormal market conditions or economic situations as determined by the Advisor, the Fund may invest up to 100% of its total assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the Fund’s principal investment strategies and might prevent the Fund from achieving its investment objective.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks of Investing in the Funds

Market Risk (Both Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, higher inflation, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Derivatives Risk (Both Funds). Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how a Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes a Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on a Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by a Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from a Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Funds would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make investment in derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Funds, and sets an outer limit on leverage based on value-at-risk (or “VaR”). The effect of the Derivatives Rule could, among other things, make investment in derivatives more costly, limit the availability or reduce the liquidity of derivatives, or otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Funds’ derivative transactions, impede the employment of the Funds’ derivatives strategies, or adversely affect the Funds’ performance.

Futures Risk (Both Funds). The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. A Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures positions. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts.

Swaps Risk (Both Funds). A swap is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. Swaps can involve greater risks than direct investment in securities or other similar instruments, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk that the other party to the transaction defaults on its obligations), credit risk and valuation risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Options Risk (Both Funds). If a put or call option purchased by a Fund expires without being sold or exercised, the Fund would lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If a Fund is not able to close out the option transaction, the Fund would not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its prevailing market value. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that a Fund invests in over-the-counter options, the Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Forwards Risk (Both Funds). The Funds may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Funds’ counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor would otherwise recommend, to the possible detriment of the Fund.

Speculative Exposure Risk (Both Funds). Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from swaps and speculative short sales are unlimited.

Commodity Exposure Risk (Both Funds). The Funds’ and the Subsidiaries’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivatives instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Funds’ NAV), and there can be no assurance that the Funds’ use of leverage will be successful.

Equity Risk (Manteio Managed Futures Strategy Fund). The Fund may obtain exposure to equity securities. The value of equity securities may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in a Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Equity Risk (Manteio Multialternative Strategy Fund). The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Small-Cap and Mid-Cap Company Risk (Manteio Multialternative Strategy Fund). Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Fixed Income Securities Risk (Both Funds). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of a Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, a Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

High Yield (“Junk”) Bond Risk (Manteio Multialternative Strategy Fund). High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Foreign Investment Risk (Both Funds). Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of a Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Funds’ investments in depositary receipts (including ADRs) are subject to these risks, even if denominated in U.S. dollars, because changes in currency and exchange rates affect the values of the issuers of depositary receipts. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk (Manteio Multialternative Strategy Fund). The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or comparable indices. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investment in such company. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Funds to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering into transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its respective investment objective.

Repurchase Agreement Risk (Both Funds). Each Fund may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before a Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period. If a Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Counterparty Risk (Both Funds). The Fund will be exposed to the credit of the counterparties to over-the-counter (“OTC”) derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Credit Risk (Both Funds). If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If a Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties.

Interest Rate Risk (Both Funds). Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in a Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of a Fund’s investments. These risks are greater during periods of rising inflation.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require a Fund to liquidate portfolio securities at disadvantageous prices and times.

Leveraging Risk (Both Funds). The use of leverage, such as entering into futures contracts, options, and short sales, may magnify a Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Short Sales Risk (Both Funds). In connection with a short sale of a security or other instrument, each Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which a Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by a Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, each Fund will incur certain transaction fees associated with short selling.

Currency Risk (Both Funds). The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Lack of Correlation Risk; Hedging Risk (Both Funds). There can be no assurance that a Fund’s hedges will be effective. Any decrease in negative correlation or increase in positive correlation between the positions the Advisor anticipated would be offsetting (such as short and long positions in securities or currencies held by the Fund) could result in significant losses for the Fund.

Arbitrage or Fundamental Risk (Manteio Multialternative Strategy Fund). Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds unsuccessful investments.

Convertible Securities Risk (Manteio Multialternative Strategy Fund). Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

ETF and Mutual Fund Risk (Manteio Multialternative Strategy Fund). Investing in ETFs or mutual funds (including other funds managed by the Advisor) will provide the Funds with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for a Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Funds will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity Risk (Both Funds). Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

Valuation Risk (Both Funds). Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Advisor may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Advisor had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities, and currencies may be materially affected by events after the close of the market on which they are valued but before the Fund determines its net asset value.

Management and Strategy Risk (Both Funds). The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Funds may not result in an increase in the value of your investment or in overall performance equal to other investments. The Fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the Fund achieve its investment objective, causing the Fund to underperform other funds with a similar investment objective.

Subsidiary Risk (Both Funds). By investing in its respective Subsidiary, each Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject regulation under the 1940 Act. Thus, the Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in regulated investment companies. Each Fund, however, wholly owns and controls its respective Subsidiary. Further, the Advisor acts as the investment advisor for each Subsidiary, making it unlikely that a Subsidiary would intentionally take action contrary to the interests of a Fund and its shareholders.

Changes in the laws of the United States, the U.S. states or the Cayman Islands could prevent a Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the Subsidiaries. If this were to change and the Subsidiaries were required to pay Cayman Islands taxes, the investment returns of the Funds would be adversely affected.

Non-Diversification Risk (Both Funds). Each Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if their assets were diversified among the securities of a greater number of issuers.

Portfolio Turnover Risk (Both Funds). Active and frequent trading of a Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Tax Risk (Both Funds). To qualify for the tax treatment available to regulated investment companies under the Code, a Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.” Investment through the Subsidiary is expected to allow a Fund to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The tax treatment of a Fund’s investment in commodity interests or in the Subsidiary could nevertheless be adversely affected by future legislation or Treasury regulations.

The tax treatment of the Fund’s investment in commodity interests or in its Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity interests and in its Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance further limits the Fund’s ability to treat its income from its investments in commodity interests or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. As a result, the Subsidiary will be treated as conducting its own activities and recognizing its own income. The Subsidiary will be subject to U.S. federal income tax, at the rate applicable to U.S. corporations, on its net income, if any, that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary will be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to its effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities engaged in by a taxpayer for its own account does not constitute the conduct of a trade or business in the United States, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed Treasury regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Government-Sponsored Entities Risk (Both Funds). A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Recent Market Events (Both Funds). Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events.

Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve concluded its market support activities in 2022 and began to raise interest rates in an effort to fight inflation. The Federal Reserve may determine to raise interest rates further. This and other government intervention into the economy and financial markets to address the pandemic, inflation, or other significant events in the future, may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Such events could be prolonged and could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk (Both Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which a Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Funds’ Annual Report and Semi-Annual Report to Fund shareholders, and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUNDS

Investment Advisor

Manteio Scalable Technologies LLC, a Delaware limited liability company, is the Funds’ investment advisor and provides investment advisory services to the Funds pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). Manteio’s principal address is 111 Town Square Place, Suite 1203, Jersey City, New Jersey 07310. Manteio has no operating history and is a newly-formed investment advisor that has recently registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment advisor. Manteio is an indirect subsidiary of Manteio Partners LLC, and is under common control with Manteio Capital LLC, which has been registered with the SEC as an investment advisor since 2021. Manteio is a direct wholly-owned subsidiary of Manteio Scalable Partners LLC. As of June 30, 2024, Manteio and its affiliates had approximately $480 million in assets under management.

The following table illustrates the annual contractual advisory fees to the Advisor for the services and facilities it provides to the Funds, payable on a monthly basis.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
Manteio Managed Futures Strategy Fund	1.04%
Manteio Multialternative Strategy Fund	1.04%

For the fiscal year ended October 31, 2023, the Acquired Funds paid the following advisory fees to the Acquired Funds’ previous investment advisor:

Acquired Fund	Advisory Fees (Net of Fee Waivers) Received as a Percentage of Average Daily Net Assets
Credit Suisse Managed Futures Strategy Fund	$3,266,608
Credit Suisse Multialternative Strategy Fund	$2,248,815

A discussion regarding the basis for the Board’s approval of the Advisory Agreement for the Fund will be available in the Funds’ Form N-CSR for the fiscal period ending April 30, 2025.

Portfolio Manager

Yung-Shin Kung is the Lead Portfolio Manager of each Fund following the reorganization of the Acquired Funds which is expected to occur during the fourth quarter of 2024. Previously, Mr. Kung was the Lead Portfolio of each Acquired Fund since November 2015. Prior to joining Manteio, Mr. Kung was the Head and Chief Investment Officer of UBS AM (Americas) Quantitative Investment Strategies. Since 2009, he has held various leadership positions in Credit Suisse Asset Management including Head of Portfolio Management – Americas and Global Head of Hedge Fund Research within the Alternative Funds Solutions group. Mr. Kung was a Director at Merrill Lynch in the Financial Products Group from 2006-2009, where he developed and marketed customized structured products and provided advice and guidance to hedge fund investors. Prior to his time at Merrill Lynch, Mr. Kung spent eight years at Credit Suisse First Boston in several departments including structured debt capital markets, technology investment banking, and alternative investments. Mr. Kung began his career at Credit Suisse First Boston in 1997. He serves on the Advisory Board of the San Francisco State University Big Data Program and is a member of the University of Chicago’s Leaders in Philanthropy. Mr. Kung holds a B.A. in Economics from the University of Chicago, where he was elected Phi Beta Kappa, and fulfilled the college’s requirements for a B.A. in Statistics.

The Funds’ SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund securities.

Other Service Providers

UMB Distribution Services, LLC, located at 235 West Galena Street, Milwaukee, Wisconsin 53212, is IMST III’s principal underwriter and acts as the distributor (the “Distributor”) in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with IMST III, Manteio or any other service provider for the Fund.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses do not exceed the limits (as a percentage of average daily net assets) set forth below:

	Class A	Class C	Class I
Manteio Managed Futures Strategy Fund	1.55%	2.30%	1.30%
Manteio Multialternative Strategy Fund	1.10%	N/A	0.85%

This agreement is effective for a period of two years following the reorganization which is expected to occur during the fourth quarter of 2024 with respect to each Fund and it may only be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees

The Trust has adopted a plan on behalf of the Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows each Fund to pay distribution fees for the sale and distribution of its Class A shares and Class C shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and Class C shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares and up to 1.00% of average daily net assets attributable to Class C shares. Since these fees are paid out of each Fund’s assets attributable to the Fund’s Class A shares and Class C shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of a Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the expenses of each Fund applicable to each class of shares offered in this Prospectus.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of each class of each Fund’s shares is the net asset value per share (“NAV”) of that class. For each Fund the difference between the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class N Shares. Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, each Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class of a Fund is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. Each Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Advisor as each Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor adopted and implemented policies and procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor, and may result in a different price being used in the calculation of the Funds’ NAVs from quoted or published prices for the same securities. Fair value determinations are made by the Advisor, in good faith, in accordance with procedures approved by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Advisor employs fair value pricing to ensure greater accuracy in determining the Funds’ daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Funds’ NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Advisor may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Funds’ NAVs.

Other types of portfolio securities that the Advisor may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there are no current market value quotations.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus described the classes of shares offered by each Fund: Class A Shares, Class C Shares (Manteio Managed Futures Strategy Fund only) and Class I shares.

•	Class A and Class C shares generally incur annual distribution fees.

•	Class I shares do not incur distribution fees.

By offering multiple classes of shares, the Funds permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

•	which shares classes are available to you;

•	how long you expect to own your shares;

•	how much you intend to invest; and

•	total costs and expenses associated with a particular share class.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account by Check	To Add to Your Account by Exchange	To Add to Your Account by Wire
Class A Shares and Class C Shares
Direct Regular Accounts	$100	$100	$250	$500
Direct Retirement Accounts	$100	$100	$250	$500
Automatic Investment Plan	$100	$100	$250	$500
Gift Account For Minors	$100	$100	$250	$500
Class I Shares
Direct Regular Accounts	$100,000	$100,000	$100,000	$1,000,000
Direct Retirement Accounts	$100,000	$100,000	$100,000	$1,000,000
Automatic Investment Plan	$100,000	$100,000	$100,000	$1,000,000
Gift Account For Minors	$100,000	$100,000	$100,000	$1,000,000

Shares of the Funds may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a financial supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. Your financial intermediary may receive different compensation for selling Class A and Class C shares due to different sales charges among the share classes. Please see “Class A Shares – Sales Charge Schedule,” “Class C Shares – Class C Shares Purchase Programs” and “Waivers and Discounts Available from Intermediaries.” The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Funds may, from time to time, reduce or waive the minimum initial investment amounts.

To the extent allowed by applicable law, the Funds reserve the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares

Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $49,999	5.25%	5.54%	4.75%
$50,000 -$99,999	4.50%	4,71%	4.00%
$100,000 -$249,999	3.50%	3.63%	3.25%
$250,000-$499,999	2.50%	2.56%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed in the event of certain redemptions within 12 months of the date of purchase. See the “Large Order Net Asset Value Purchase Privilege” section below. The distributor may pay a financial representative a fee as follows: up to 1% on purchases of $1 million up to and including $3 million, up to 0.50% on the next $47 million, and up to 0.25% on purchase amounts over $50 million.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced sales charges through the Quantity Discount programs offered by the Funds as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases” and “Large Order Net Asset Value Purchase Privilege”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. As described in “Waivers and Discounts Available from Intermediaries,” financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Quantity Discounts

When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $49,999 of Class A shares of the Fund would pay an initial charge of 5.25%, while a purchase of $50,000 would pay an initial charge of 4.50%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” tables above. The greater the investment, the greater the sales charge discount. Investments above $1,000,000 have no front-end sales charge but may be subject to a CDSC (please see “Large Order Net Asset Value Purchase Privilege” below for more information).

You may be able to lower your Class A sales charges if:

•	you assure the Fund in writing that you intend to invest at least $50,000 in Class A shares of the Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of the Funds at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.25% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

You may qualify for a reduced initial sales charge on purchases of Class A Shares under rights of accumulation (“ROA”). For ROA, you may take into account accumulated holdings in all Class A Shares and Class C Shares of the Fund and any other fund managed by the Advisor that were purchased previously for accounts (a) (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, or (iv) in the name of your minor child under the age of 21, and (b) sharing the same mailing address (“Accounts”). Subject to your financial institution’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional Fund investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of Accounts considered for purposes of calculating a reduced sales charge under ROA. For example, the processing procedures of a financial institution may limit Accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify Accounts for ROA purposes. The Fund may amend or terminate this right of accumulation at any time.

The Letter of Intent, Cumulative Discount and ROA are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Funds or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Funds, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediaries may not retain this information.

Information about sales charges can be obtained by calling the Fund at 1-833-829-0010 or you can consult with your financial representative.

Net Asset Value Purchases.

Class A shares are available for purchase without a sales charge if you are:

•	reinvesting dividends or distributions;

•	making additional investments for your 401(k) or other retirement or direct accounts;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Funds to offer Class A shares through a no-load network or platform (please see “Waivers and Discounts Available from Intermediaries” for a list of financial intermediaries that have these arrangements);

•	a current Trustee of the Trust; or

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code of 1986, as amended) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Funds’ transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege. There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed in the event of certain redemptions within 12 months of the date of purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed.

From its own profits and resources, the Advisor may pay a finder’s fee to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund, in accordance with the following fee schedule: 1.00% on purchases of $1 million up to and including $3 million, 0.50% on on the next $47 million and 0.25% on purchase amounts over $50 million. If an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Class A shares generally will be waived.

A CDSC will be waived in the following circumstances:

•	if you are a current Trustee of the Trust; or

•	if you are an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code of 1986, as amended) of the Advisor and its affiliates or of a broker-dealer authorized to sell shares of the Funds.

Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Class C Shares

Under the 12b-1 Plan, a distribution fee at an annual rate of 1.00% of average daily net assets is deducted from the assets of the Fund’s Class C Shares.

Class C Shares of the Fund are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a CDSC applies to a redemption, the Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Information on sales charges can also be obtained by calling the Fund at 1-833-829-0010, or consulting with your financial advisor.

Class C Shares Purchase Programs

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. As described under “Waivers and Discounts Available from Intermediaries” financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts. Please see “Waivers and Discounts Available from Intermediaries” for a description of waivers or discounts available through certain intermediaries.

As described below, eligible purchasers of Class C shares may be entitled to the elimination of CDSC. You may be required to provide the Fund, or its authorized dealer, with certain information or records to verify your eligibility.

A CDSC will not be applied in the following cases:

•	upon the conversion of Class A shares into another Class of shares of the Fund;

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Fund’s transfer agent must be contacted to determine if the conditions exist;

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•	withdrawals related to certain retirement or benefit plans; or

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

Your financial advisor or the Fund’s transfer agent can answer questions and help determine if you are eligible.

You may qualify for a reduced initial sales charge on purchases of Class C Shares under ROA. The Class C Shares of other mutual funds managed by the Advisor may be included when considering eligibility for reduced sales charges under ROA. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA based on the financial institution’s transaction processing procedures.

For ROA, you may take into account accumulated holdings in all Class C Shares of the Fund and any other fund managed by the Advisor that were purchased previously for accounts (a) (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, or (iv) in the name of your minor child under the age of 21, and (b) sharing the same mailing address (“Accounts”). Subject to your financial institution’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional Fund investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please contact your financial institution before investing to determine the process used to identify accounts for ROA purposes. The Fund may amend or terminate this right of accumulation at any time.

Information on sales charges can also be obtained by calling the Fund at 1-833-829-0010, or consulting with your financial advisor.

Class I Shares

To purchase Class I Shares of the Fund, you generally must invest at least $100,000. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed on the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in a Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $50, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Funds’ transfer agent (the “Transfer Agent”) receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-833-829-0010 at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Manteio Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary	Each Fund is offered through certain approved financial intermediaries (and their agents). Each Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail	A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. dollars and drawn on U.S. financial institutions.
To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.
	Regular Mail Manteio Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Manteio Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-833-829-0010 and you will be allowed to move money in amounts of at least $100 for Class A and Class C shares but not greater than $50,000, from your bank account to the applicable Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.
By wire	To open an account by wire, a completed account application form must be received by a Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to Manteio Funds

A/C # 9872748042

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-833-829-0010 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. Such financial intermediaries are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.
By mail	You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to Manteio Funds at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).
	Regular Mail Manteio Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Manteio Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

•      You wish to redeem more than $50,000 worth of shares;

•      When redemption proceeds are sent to any person, address or bank account not on record;

•      If a change of address was received by the Transfer Agent within the last 15 days;

•      If ownership is changed on your account; or

•      When establishing or modifying certain services on your account.

By telephone	To redeem shares by telephone, call the Funds at 1-833-829-0010 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000, by instructing the Funds by phone at 1-833-829-0010. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.
Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•      The Fund account number;

•      The name in which his or her account is registered;

•      The Social Security Number or Taxpayer Identification Number under which the account is registered; and

•      The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly, quarterly, semi-annual or annual withdrawal basis. Your account must maintain the following values for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”):

For Class A and Class C shareholders:

Regular account: $2,000

IRAs: $250

Transfers/Gifts to Minors: $250

For Class I shareholders,

The minimum account balance requirement is $100,000.

The minimum withdrawal amount is $250. If you elect to receive redemptions through the SWP, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-833-829-0010. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Low Balances

If at any time your account balance falls below $2,000 ($250 for retirement and gifts to minors accounts) for Class A and Class C shares, and $100,000 for Class I shares, a Fund may notify you that, unless the account is brought up to at least $2,000 ($250 for retirement and gifts to minors accounts) for Class A and Class C shares, and $100,000 for Class I shares, within 60 days of the notice, your account could be closed. After the notice period, a Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the minimum account balance requirement due to a decline in NAV.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of a Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Funds generally pay sale (redemption) proceeds in cash. The Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Funds use these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Funds may redeem shares in-kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in those securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash. On a less regular basis, the Funds may also satisfy redemption requests by using other short-term borrowings from their custodian.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Funds, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally a Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Funds;

•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds and/or their service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange Class A, Class C and Class I shares, as applicable, of a Fund for the same class of shares of other funds managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Class A, Class C and Class I shares.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Class A, Class C and Class I shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available by calling the Funds at 1-833-829-0010 . The Prospectus and SAI will be available on the Funds’ website www.mastfunds.com.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Advisor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. The Funds may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than distributions a Fund reports as “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from a Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide a Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

WAIVERS AND DISCOUNTS AVAILABLE FROM INTERMEDIARIES AND CONVERSION POLICIES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales load (“CDSC”) waivers than those discussed below, which have been provided by the respective intermediaries. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please contact the applicable intermediary with any questions regarding how the intermediary applies the policies described below and to ensure that you understand what steps you must take to qualify for any available waivers or discounts.

APPENDIX C – FINANCIAL HIGHLIGHTS OF ACQUIRED FUNDS

The financial highlights tables are intended to help you understand each Acquired Fund’s financial performance for the period of the Acquired Fund’s operations. Certain information reflects financial results for a single Acquired Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each Acquired Fund (except for the period ended April 30, 2024, which is unaudited) has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, are included in the Acquired Fund’s October 31, 2023, annual report, which is available upon request. Each Acquired Fund’s unaudited financial statements for the period ended April 30, 2024, are included in the Acquired Fund’s April 30, 2024, semi-annual report, which is available upon request.

C-1

Credit Suisse Managed Futures Strategy Fund

Consolidated Financial Highlights

(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Six	For the Calendar Year Ended October 31,
	Months Ended April 30, 2024 (unaudited)	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of year	$9.53	$12.31	$11.05	$9.26	$9.94	$9.79
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.17	0.28	(0.06)	(0.13)	(0.03)	0.04
Net gain (loss) from investments, futures contracts, swap contracts and foreign currency transactions (both realized and unrealized)	(0.16)	(1.19)	2.18	1.92	(0.48)	0.11
Total from investment operations	0.01	(0.91)	2.12	1.79	(0.51)	0.15
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.05)	(0.45)	(0.86)	—	(0.17)	—
Distributions from net realized gains	—	(1.42)	—	—	—	—
Total dividends and distributions	(0.05)	(1.87)	(0.86)	—	(0.17)	—
Net asset value, end of year	$9.49	$9.53	$12.31	$11.05	$9.26	$9.94
Total return[2]	0.10%	(7.92)%	21.09%	19.33%	(5.22)%	1.53%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$199,265	$247,916	$434,818	$382,293	$282,365	$318,590
Ratio of net expenses to average net assets	1.30%[3]	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	3.73%[3]	2.76%	(0.52)%	(1.28)%	(0.34)%	0.42%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.13%[3]	0.02%	—%	0.02%	0.05%	0.02%
Portfolio turnover rate[4]	—%	—%	—%	—%	—%	—%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and include change in share price and reinvestment of all distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

3  Annualized.

4  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

C-2

Credit Suisse Managed Futures Strategy Fund

Consolidated Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six	For the Calendar Year Ended October 31,
	Months Ended April 30, 2024 (unaudited)	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of year	$9.35	$12.11	$10.88	$9.14	$9.82	$9.69
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.16	0.24	(0.08)	(0.16)	(0.05)	0.01
Net gain (loss) from investments, futures contracts, swap contracts and foreign currency transactions (both realized and unrealized)	(0.17)	(1.16)	2.14	1.90	(0.49)	0.12
Total from investment operations	(0.01)	(0.92)	2.06	1.74	(0.54)	0.13
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.02)	(0.42)	(0.83)	—	(0.14)	—
Distributions from net realized gains	—	(1.42)	—	—	—	—
Total dividends and distributions	(0.02)	(1.84)	(0.83)	—	(0.14)	—
Net asset value, end of year	$9.32	$9.35	$12.11	$10.88	$9.14	$9.82
Total return[2]	(0.05)%	(8.15)%	20.83%	19.04%	(5.53)%	1.34%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$8,498	$9,350	$27,406	$15,682	$12,506	$24,234
Ratio of net expenses to average net assets	1.55%[3]	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets	3.47%[3]	2.45%	(0.68)%	(1.53)%	(0.51)%	0.14%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.13%[3]	0.02%	—%	0.02%	0.05%	0.02%
Portfolio turnover rate[4]	—%	—%	—%	—%	—%	—%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and include change in share price and reinvestment of all distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

3  Annualized.

4  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

C-3

Credit Suisse Managed Futures Strategy Fund

Consolidated Financial Highlights

(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six	For the Calendar Year Ended October 31,
	Months Ended April 30, 2024 (unaudited)	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of year	$8.71	$11.39	$10.28	$8.70	$9.35 [1]	$9.29
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.12	0.17	(0.16)	(0.22)	(0.14)	(0.06)
Net gain (loss) from investments, futures contracts, swap contracts and foreign currency transactions (both realized and unrealized)	(0.16)	(1.10)	2.02	1.80	(0.44)	0.12
Total from investment operations	(0.04)	(0.93)	1.86	1.58	(0.58)	0.06
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.33)	(0.75)	—	(0.07)	—
Distributions from net realized gains	—	(1.42)	—	—	—	—
Total dividends and distributions	—	(1.75)	(0.75)	—	(0.07)	—
Net asset value, end of year	$8.67	$8.71	$11.39	$10.28	$8.70	$9.35 [1]
Total return[3]	(0.46)%	(8.80)%	19.83%	18.16%	(6.24)%	0.65%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$20	$68	$750	$820	$880	$324
Ratio of net expenses to average net assets	2.30%[4]	2.30%	2.30%	2.30%	2.30%	2.30%
Ratio of net investment income (loss) to average net assets	2.76%[4]	1.81%	(1.52)%	(2.28)%	(1.56)%	(0.64)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.13%[4]	0.02%	—%	0.02%	0.05%	0.02%
Portfolio turnover rate[5]	—%	—%	—%	—%	—%	—%

1  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and include change in share price and reinvestment of all distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

4  Annualized.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

C-4

Credit Suisse Multialternative Strategy Fund

Consolidated Financial Highlights

(For a Class I Share of the Fund Outstanding Throughout Each Period)

For the Six	For the Calendar Year Ended October 31,
Months Ended April 30, 2024 (unaudited)	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of year	$9.19	[1]	$9.32	$9.58	1	$9.53	1	$9.86	$10.03	[1]
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.15	0.28	0.10	(0.02)	0.04	0.06
Net gain (loss) from investments, futures contracts, swap contracts, written options, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.13	(0.15)	0.46	1.25	0.10	(0.06)
Total from investment operations	0.28	0.13	0.56	1.23	0.14	0.00	[3]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.15)	(0.82)	(1.18)	(0.47)	—
Distributions from net realized gains	(0.12)	(0.11)	—	—	—	(0.17)
Total dividends and distributions	(0.26)	(0.26)	(0.82)	(1.18)	(0.47)	(0.17)
Net asset value, end of year	$9.21	1	$9.19	1	$9.32	$9.58	1	$9.53	1	$9.86
Total return[4]	3.18%	1.39%	6.25%	13.87%	1.46%	0.11%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$344,546	$326,370	$262,187	$18,749	$47,382	$74,486
Ratio of net expenses to average net assets	0.85%[5]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net expenses to average net assets excluding securities sold short dividend expense	0.85%[5]	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	3.18%[5]	3.06%	1.13%	(0.16)%	0.38%	0.60%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.38%[5]	0.38%	0.58%	1.41%	1.09%	1.13%
Portfolio turnover rate[5]	112%	375%	482%	532%	571%	305%

1  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price and reinvestment of all distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

5  Annualized.

6  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

C-5

Credit Suisse Multialternative Strategy Fund

Consolidated Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

For the Six	For the Calendar Year Ended October 31,
Months Ended April 30, 2024 (unaudited)	2023	2022	2021	2020	2019
Per share data
Net asset value, beginning of year	$9.03	[1]	$9.16	[1]	$9.43	[1]	$9.39	[1]	$9.73	$9.92	[1]
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.13	0.25	0.04	(0.04)	(0.00)[3]	0.03
Net gain (loss) from investments, futures contracts, swap contracts, written options, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.13	(0.15)	0.49	1.24	0.10	(0.05)
Total from investment operations	0.26	0.10	0.53	1.20	0.10	(0.02)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.12)	(0.12)	(0.80)	(1.16)	(0.44)	—
Distributions from net realized gains	(0.12)	(0.11)	—	—	—	(0.17)
Total dividends and distributions	(0.24)	(0.23)	(0.80)	(1.16)	(0.44)	(0.17)
Net asset value, end of year	$9.05	$9.03	1	$9.16	1	$9.43	1	$9.39	1	$9.73
Total return[4]	2.97%	1.15%	5.94%	13.64%	1.10%	(0.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$51,690	$70,290	$8,267	$5,763	$4,350	$994
Ratio of net expenses to average net assets	1.10%[5]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets excluding securities sold short dividend expense	1.10%[5]	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	2.91%[5]	2.79%	0.47%	(0.42)%	(0.04)%	0.30%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.38%[5]	0.38%	0.58%	1.41%	1.09%	1.13%
Portfolio turnover rate[5]	112%	375%	482%	532%	571%	305%

1  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price and reinvestment of all distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

5  Annualized.

6  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

C-6

APPENDIX D – SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of the Acquiring Funds and the Acquired Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Comparison Fee Tables and Examples” section of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to either Acquired Fund’s investment portfolio due to the investment restrictions of the corresponding Acquiring Fund. In particular, each security held by an Acquired Fund is eligible to be held by the corresponding Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Acquired Funds as compared to those of the Acquiring Funds.

D-1

STATEMENT OF ADDITIONAL INFORMATION

FOR THE REORGANIZATION OF

Credit Suisse Managed Futures Strategy Fund

and

Credit Suisse Multialternative Strategy Fund,

each a series of Credit Suisse Opportunity Funds,

Eleven Madison Avenue

New York, New York 10010

INTO

 Manteio Managed Futures Strategy Fund

and

Manteio Multialternative Strategy Fund,

each a series of Investment Managers Series Trust III

235 W. Galena Street
Milwaukee, Wisconsin 53212

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated October [    ], 2024 that is being furnished to shareholders of the Credit Suisse Managed Futures Strategy Fund and Credit Suisse Multalternative Strategy Fund (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of Credit Suisse Opportunity Funds, an open-end management investment company in connection with a Joint Special Meeting of Shareholders (the “Special Meeting”) called by the Board of Trustees of the Acquired Funds to be held on November 15, 2024 at the offices of UBS Asset Management (Americas) LLC, Eleven Madison Avenue, Floor 2B, New York, New York 10010, at 2:00 p.m. Eastern time. At the Special Meeting, shareholders of each Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) of their Acquired Fund into a corresponding, newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Investment Managers Series Trust III (“IMST III”). Each Reorganization Agreement will provide for the transfer of all of the assets of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by writing to the Acquired Funds at the address shown above or by calling the Acquired Funds at 1-877-870-2874, or by writing to the Acquiring Funds c/o UMB Distributors LLC, 235 W. Galena Street, Milwaukee, Wisconsin 53212, or calling the Acquiring Funds at 1-833-829-0010.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus. The term “Fund” or “Funds” as used in this SAI, refers to the Acquiring Fund or Acquiring Funds. IMST III is also referred to herein as the “Trust.”.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

(i)	The Acquired Funds’ Prospectus and Statement of Additional Information dated February 28, 2024, filed with the SEC on February 28, 2024;

(ii)	The Acquired Funds’ Annual Report to Shareholders dated October 31, 2023, filed with the SEC on January 5, 2024; and

(iii)	The Acquired Funds’ Semi-Annual Report to Shareholders dated April 30, 2024, filed with the SEC on July 2, 2024.

The Acquiring Funds currently have no assets or liabilities. The Acquiring Funds will commence operations upon the completion of the Reorganization and will continue the operations of the Acquired Funds.

The date of this SAI is October [   ], 2024.

The Trust and The Funds

FPA Funds Trust, now known as Investment Managers Series Trust III, was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. The Regis Fund II changed its name to UAM Funds Trust on October 31, 1995. UAM Funds Trust changed its name to FPA Funds Trust on August 30, 2002. FPA Funds Trust changed its name to Investment Managers Series Trust III on January 10, 2024. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust. The Funds are also referred to as the “Manteio Funds.”

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each of the Funds will acquire all the assets and liabilities of the following funds (each, a “Predecessor Fund” and together, the “Predecessor Funds”) following the reorganization of the Predecessor Funds, which is expected to occur on November 22, 2024. Following the reorganization, each Fund will adopt the prior performance and financial history of the corresponding Predecessor Fund.

Fund	Predecessor Fund
Manteio Managed Futures Strategy Fund	Credit Suisse Managed Futures Strategy Fund*
Manteio Multialternative Strategy Fund	Credit Suisse Multialternative Strategy Fund*

*The Credit Suisse Managed Futures Strategy Fund and Credit Suisse Multialternative Strategy Fund were each a series of Credit Suisse Opportunity Funds. The Credit Suisse Managed Futures Strategy Fund is also referred to herein as the “Credit Suisse Managed Futures Strategy Predecessor Fund.” The Credit Suisse Multialternative Strategy Fund is also referred to herein as the “Credit Suisse Multialternative Strategy Predecessor Fund.”

Each Fund is classified as a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies. Although a Fund is not required to comply with the above requirement, each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Funds currently offer several classes of shares as described on the cover page of this SAI. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of a Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

Manteio Scalable Technologies LLC (“Manteio” or the “Advisor”) is the investment advisor to the Funds.

Investment Strategies, Policies and Risks

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of one or more of the Funds. The Prospectus identifies and summarizes the individual types of securities in which each Fund invests as part of its principal investment strategies and the principal risks associated with such investments. The investments, investment policies and investment restrictions set out below supplement those set forth in the Prospectus. Each Fund’s investments must be consistent with its investment objective(s) and policies. Accordingly, not all of the types of securities discussed below are eligible investments for each of the Funds. Each Fund is permitted, but not obligated, to engage in the investment strategies and invest in the investments which are identified as applicable to the Fund in the table below. Certain practices, techniques or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Investments and Risks	Manteio Managed Futures Strategy Fund	Manteio Multialternative Strategy Fund
Derivatives:	X	X
Options on Securities	X	X
Futures and Options on Futures	X	X
Stock Index Futures	X	X
Forwards	X	X
Swaps	X	X
Counterparty Risk	X	X
OTC Derivative Transactions	X	X
Commodities and Commodity Contracts	X	X
Equity Securities:	X	X
Common Stock	X	X
Preferred Stock	X	X
Small- and Mid-Cap Stocks	X	X
Warrants and Rights	X	X
Convertible Securities	X	X
Debt Securities:	X	X
Government Obligations	X	X
Agency Obligations	X	X
Lower-Rated Debt Securities	X	X
Over-the-Counter Transactions – Fixed Income Securities	X	X
Zero Coupon, Step Coupon, and Pay-In-Kind Securities	X	X
Floating Rate, Inverse Floating Rate and Index Obligations	X	X
Foreign Investments:	X	X
Emerging Markets	X	X
Foreign Currency Transactions	X	X
Depositary Receipts	X	X
Europe—Recent Events	X	X
Developments in the China Region	X	X
Repurchase Agreements	X	X
Reverse Repurchase Agreements	X	X
Short Sales	X	X
Borrowing	X	X
Investments in the Subsidiary	X	X
Mortgage-Backed Securities	X*	X*
Investment Company Securities	X	X
Exchange Traded Funds	X	X
Exchange Traded Notes	X	X
Real Estate Investment Trusts	X*	X*
When-Issued or Delayed-Delivery Instruments	X	X
Private Placements and Restricted Securities	X	X
Illiquid and Restricted Securities	X	X
Short-Term Investments:	X*	X*
Commercial Paper, Short-Term Notes and Other Corporate Obligations	X	X
Certificates of Deposit, Bankers’ Acceptances and Time Deposits	X	X
Savings Association Obligations	X	X
Temporary Investments	X*	X*
Lending Portfolio Securities	X*	X*
Cybersecurity Risk	X	X

*Non-principal investment strategy of the Fund.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; Russia’s invasion of Ukraine; and more recently, higher inflation. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and then was detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

Effective August 19, 2022, the Fund began operating under the Derivatives Rule, which, among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the Fund does not engage in derivatives transactions as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swaps. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Funds may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. The Funds may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Funds will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Funds will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Funds may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices.

Writing Covered Index Call Options. Each Fund may sell index call options. The Funds may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Funds’ objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

OTC Options. The Funds may engage in transactions involving OTC as well as exchange-traded options. Certain additional risks are specific to OTC options. The Funds may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Funds may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The SEC has taken the position that purchased OTC options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Funds will change the treatment of such instruments accordingly.

Stock Index Options. The Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Funds may use interest rate, foreign currency, index and other futures contracts. The Funds may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Funds may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. Each Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. Each Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

The Funds invest in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Advisor, on behalf of the Funds, will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. As of the date of this SAI, each Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Funds. In the future, if a Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. Each Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Funds may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.

Stock Index Futures

The Funds may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swaps

The Funds may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps. The Funds may enter into total return swaps for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Funds may enter into credit default swaps for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Funds may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If a Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swaps by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swaps. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swaps have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Each Fund may also purchase credit default swaps in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Funds may enter into currency swaps for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. Each Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. Each Fund may enter into options on swaps. An option on a swap, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap or to shorten, extend, cancel or otherwise modify an existing swap, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Funds may write (sell) and purchase put and call swaptions. Each Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. Each Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC Derivatives Transactions

The Funds may enter into OTC derivatives transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Funds will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Funds. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Commodities and Commodity Contracts

The Funds may purchase and sell commodity futures contracts and options; may enter into foreign exchange contracts; may enter into swaps and other financial transactions not requiring the delivery of physical commodities; and may purchase physical commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Funds may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. A Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. The Funds will only invest in commodities transactions that the Advisor believes can be readily liquidated.

There are additional factors associated with commodity futures contracts which may subject a Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Changes in the regulation of derivatives, including commodity-based derivatives, arising from the Dodd-Frank Act may make it more expensive for the Funds and otherwise limit the Funds’ ability to engage in such trading, which could adversely affect the Funds.

Equity Securities

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small- and Mid-Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, a Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor, as applicable. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Debt Securities

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Funds, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Funds’ principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Funds will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Funds to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Funds to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Funds. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Funds, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Funds’ portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”) as well as certain foreign governments and central banks, took steps to support the financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (i.e., “quantitative easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (i.e., “quantitative tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to help fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Government Obligations

The Funds may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Funds may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator.

Lower-Rated Debt Securities

The Funds may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting each Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, each Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Over-the-Counter Transactions – Fixed Income Securities

The Funds may enter into over-the-counter (“OTC”) transactions involving fixed income securities. OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Funds intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Funds. There is also no assurance that the Funds will be able to liquidate an OTC transaction at any time prior to expiration.

Sovereign Debt Obligations

The Funds may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign Investments

The Funds may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Funds’ performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Funds are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Funds’ income has been earned and computed in U.S. dollars may require the Funds to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Funds incurs expenses in U.S. dollars and the time such expenses are paid, the Funds may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Funds may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Funds makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Funds.

Emerging Markets

The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. The PCAOB’s limited ability to oversee the operations of accounting firms in such countries would mean that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact a Fund’s investments in such company. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, a Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

Foreign Currency Transactions

The Funds may conduct foreign currency transactions on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions or to exchange one currency for another. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. Currency exchange rates may be volatile and the Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, market or economic downswings, or other relevant factors, such as the actions of governments or central banks, the imposition of currency controls, and speculation. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Depositary Receipts

The Funds may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade, and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the relationship between the UK and EU with respect to trading goods and services, but certain aspects of the relationship remain unresolved and subject to further negotiation and agreement. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of a Fund's investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, the European Union, the United Kingdom, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil imports from Russia by the end of 2022. The United States, the European Union, the United Kingdom, and their global allies may impose additional sanctions or other intergovernmental actions against Russia in the future, but Russia may respond in kind by imposing retaliatory economic sanctions or countermeasures. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Funds acquire securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Funds will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Funds’ rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Funds may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Funds may invest a maximum of 10% of its total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Funds will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR based limit on leverage risk. The Funds pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Funds.

Short Sales

A Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

Borrowing

The Funds may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Funds were to engage in borrowing, an increase in interest rates could reduce the value of the Funds’ shares by increasing the Funds’ interest expense. Subject to the limitations described under “Investment Limitations” below, the Funds may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Funds’ assets and may cause the Funds to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Funds’ total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Funds’ total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Funds sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Funds’ portfolios. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Investments in the Subsidiary

Each Fund may invest up to 25% of its total assets in the shares of its respective wholly-owned and controlled subsidiary (each, a “Subsidiary”). Each Subsidiary is an exempted company incorporated with limited liability under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary. Each Subsidiary is advised by the Advisor, and has the same investment objective as the corresponding Fund. Each Subsidiary complies with Section 8 of the 1940 Act governing investment policies and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with the corresponding Fund. Each Subsidiary also complies with Section 17 of the 1940 Act governing affiliated transactions and custody. Because each Subsidiary invests in some of the investments described in this SAI, the corresponding Fund will be directly or indirectly exposed to such investments. For that reason, references in the SAI to investments by, and activities and risks of, each Fund may also include investments by, and activities and risks of, the corresponding Subsidiary.

Investments in its Subsidiary are expected to provide a Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Subsidiary invests primarily in commodity-linked derivative instruments, including swaps, commodity options, futures and options on futures. Although a Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. Each Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.

Each Subsidiary is otherwise generally subject to the same fundamental, non-fundamental and certain other investment restrictions as the applicable Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the applicable Fund.

Each Subsidiary has an investment management agreement with the Advisor pursuant to which the Advisor manages the assets of the Subsidiary, but receives no additional compensation for doing so. Each Subsidiary also has entered into a co-administration agreement with the Advisor, pursuant to which the Advisor or such affiliate provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Funds.

The financial statements of each Subsidiary are consolidated with the applicable Fund’s financial statements, which are included in the Fund’s annual and semi-annual reports provided to Fund shareholders. Copies of the reports will be provided without charge upon request as indicated on the front cover of this SAI.

Each Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. However, each Fund wholly owns and controls its Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in its Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, each Subsidiary will generally be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the applicable Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Each Fund does not currently intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities it wholly-owns.

Mortgage–Backed Securities

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Investment Company Securities

A Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, each Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Funds may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	A Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with a Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	A Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;
ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and
iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of a Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by a Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on a Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of a Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

The Funds may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Exchange Traded Notes (“ETNs”)

The Funds may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Other Pooled Investment Vehicles

The Funds may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

When-Issued or Delayed-Delivery Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

A transaction in when-issued or delayed-delivery securities would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction or subject to asset segregation requirements), provided that (i) the Fund intends to physically settle the transaction, and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction it would be subject to the requirements of the Derivatives Rule described in the “Derivatives” section of this SAI.

Private Placements and Restricted Securities

The Fund may invest in private placement and restricted securities. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, to accredited investors as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Private placements and other restricted securities may only be sold in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of the limitation on investment in illiquid securities by the Fund discussed below under “Illiquid Securities.” However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investing in private placement and other restricted securities is subject to certain risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.

The Fund intends to limit the purchase of private placements and other restricted securities, together with other securities considered to be illiquid, to not more than 15% of its net assets.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Funds may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Funds’ inability to dispose of such securities promptly or at favorable prices.

The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by a Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Funds’ LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of each Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objective.

The Funds will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by a Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Funds may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Funds’ investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose a Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with a Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. A Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Funds’ investment restrictions, the Funds may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Funds (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Funds will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Funds’ loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Funds’ total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Funds on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Funds could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Funds’ management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the market price during the loan period would inure to the Funds. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Funds are unsettled. As a result, under extreme circumstances, there may be a restriction on the Funds’ ability to sell the collateral, and the Funds would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Funds will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Funds’ investment in such loaned securities. The Funds will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Cybersecurity Risk

Investment companies, such as a Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Advisor, a Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cybersecurity risk management purposes. While a Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

3.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).

4.	Invest 25% or more of the value of its total assets, calculated at the time of purchase and taken at market value in any one industry or group of industries, (other than the U.S. government, its agencies or instrumentalities);

5.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

Management of the FundS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor are responsible for making day-to-day investment decisions in accordance with each Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Sandra Brown, Robert F. Goldrich, and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustees:
Sandra Brown [a] (born 1955) Trustee	Since 2016	Consultant (2009 – present). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999 – 2009); President, Transamerica Securities Sales Corp. (1998 – 2009); Vice President, Bank of America Mutual Fund Administration (1990 – 1998); Trustee of Bragg Capital Trust (2020 – 2023).	2	None.
Robert F. Goldrich [a] (born 1962) Trustee	Since 2022	Consultant (2022 – present); Formerly, President/CFO of the Leon Levy Foundation (2014 – 2022); Trustee of Bragg Capital Trust (2022 – 2023).	2	Uluru, Inc (2015 – 2017).
John P. Zader [a] (born 1961) Trustee	Since 2023	Retired (June 2014 – present); Formerly, CEO, UMB Fund Services, Inc. (December 2006 – June 2014), a mutual fund and hedge fund service provider; President, Investment Managers Series Trust (2007 – 2014)..	2

Investment Managers Series Trust, a registered investment company (includes 38 portfolios) (2007 – 2022); Investment Managers Series Trust II, a registered investment company (includes 23 portfolios) (2013 – present); and Source Capital, Inc., a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Interested Trustees:
J. Richard Atwood a, * (born 1960) Trustee	Since 2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (2018 – present) and Managing Partner of FPA. Formerly, President of each FPA Fund (2016 – 2023).	2	None.
Maureen Quill b, † (born 1963) Trustee and President	Since 2023	President of Investment Managers Series Trust III (2023 – present); President, Investment Managers Series Trust (2019 – present); EVP/Executive Director Registered Funds (January 2018 – present). Formerly, Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	Investment Managers Series Trust, a registered investment company (includes 38 portfolios) (2019 – present); Source Capital, Inc., a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since 2023

Co-Chief Executive Officer (2016 – present), and Formerly, Vice President (2006 – 2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (December 2007 – present); Formerly,

Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since 2023	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Formerly, Chief Compliance Officer,	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since 2023	Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Formerly, Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A
Max Banhazl [b] (born 1987) Vice President	Since 2023	Vice President, Mutual Fund Administration, LLC (2012 – present); Formerly, Managing Director, Marketing and Sales Director, Foothill Capital Management (2018 – 2022).	N/A	N/A
Korey Bauer [b] (born 1989) Vice President	Since 2023

Vice President/Business Development, Mutual Fund Administration, LLC (2022 – present); Formerly, Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018 – 2022); Portfolio Manager, AXS Investments, LLC (2020 – 2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014 – 2018).

			N/A	N/A
a	Address for each Trustee: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of multiple series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Manteio Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
†	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.
*	Mr. Atwood is an “interested person” of the Trust by virtue of his position with First Pacific Advisors, LP, the investment advisor to other series of the Trust.

Trustee Compensation

The Funds typically pay each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Fund expenses. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee. Each Independent Trustee receives a fixed annual retainer of $160,000, payable in equal quarterly increments; $10,000 for each special in-person meeting attended; and $1,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review. In addition, Mr. Zader received an additional annual retainer of $30,000 for serving as Chair of the Board, Ms. Brown receives an additional annual retainer of $20,000 for serving as Chair of the Audit Committee, and Mr. Goldrich receives an additional annual retainer $20,000 for serving as Chair of the Nominating Committee. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Funds pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

	Sandra Brown, Independent Trustee and Audit Committee Chair	Robert F. Goldrich, Independent Trustee and Nominating and Governance Committee Chair	John P. Zader, Independent Trustee and Chairperson
Manteio Managed Futures Strategy Fund [1]	$4,955	$4,955	$5,230
Manteio Multialternative Strategy Fund [1]	$5,853	$5,853	$6,178
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees[1,2]	$180,000	$180,000	$190,000

1	Estimated annual compensation for the first year.
2	There are currently numerous portfolios comprising the Trust. The Manteio Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

Mr. Atwood and Ms. Quill are not compensated for their service as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in 2016 (2022 for Mr. Goldrich and 2023 for Mr. Zader and Ms. Quill) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Atwood and Ms. Quill (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; as to Mr. Atwood and Ms. Quill, their positions with First Pacific Advisors, LP and UMB Fund Services, Inc., respectively. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Ms. Brown has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products, and as senior executive with a registered investment advisor.

•	Mr. Goldrich has extensive leadership experience in the investment management industry, including as a as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment product and principal and a chief executive officer of a registered investment advisor.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

•	Mr. Atwood has substantial experience serving as senior executive with a registered investment advisor.

•	Ms. Quill has substantial experience serving in senior executive positions at mutual fund administration service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee and the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Sandra Brown. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Robert F. Goldrich.

Independent Trustees comprise 60% of the Board and John Zader, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Funds face a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Board, the Advisor, and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as each Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of the date of this SAI, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Funds ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Sandra Brown, Independent Trustee	None	None
Robert F. Goldrich, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	None
J. Richard Atwood, Interested Trustee	None	None
Maureen Quill, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

The principal shareholders are holders of record of more than 5% of the outstanding shares of the Fund. Persons holding more than 25% of the outstanding shares of the Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

As of the date of this SAI, there were no control persons or principal shareholders of the Funds.

The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds or Predecessor Funds. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor or any of their respective affiliates.

The Advisor

Manteio Scalable Technologies LLC, located at 111 Town Square Place, Suite 1203, Jersey City, New Jersey 07310, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of each Fund’s investments. The Advisor also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities may be purchased by the Funds. Manteio is an indirect subsidiary of Manteio Partners LLC, and is under common control with Manteio Capital LLC, which has been registered with the SEC as an investment advisor since 2021. Manteio is a direct wholly-owned subsidiary of Manteio Scalable Partners LLC. The indirect principal owner of Manteio is Peter A. Christodoulou, Chief Executive Officer and Chief Compliance Officer. The principal partners of Manteio Partners LLC are: Peter A. Christodoulou, Michael J. Cash, Chief Investment Officer of Manteio, and Marcus Novacheck, Head of Equity Market Liquidity.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Funds’ shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid twice a month based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Funds’ shareholders), including among others, legal fees and expenses of counsel to the Funds and the Funds’ Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Funds’ custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Funds’ for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Funds; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of Trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual Fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the limit set forth in the Expense Table in the Prospectus (the “expense cap”). This agreement is effect for a period of two years following the date of the reorganization of the Predecessor Funds, which is expected to occur during the fourth quarter of 2024. The agreement may be terminated before that date with respect to a Fund only by the Board of Trustees. The Advisor is permitted to seek reimbursement from each Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment.

Fund	Expense Cap as percent of the average daily net asset
	Class A	Class C	Class I
Manteio Managed Futures Strategy Fund	1.55%	2.30%	1.30%
Manteio Multialternative Strategy Fund	1.10%	N/A	0.85%

Each Predecessor Fund paid the following advisory fees to the Predecessor Fund’s investment advisor for the periods indicated:

	Fees Paid (after waivers)	Advisory Fees Waived	Reimbursements
Credit Suisse Managed Futures Strategy Predecessor Fund
For the fiscal year ended October 31, 2021	$3,701,835	$(56,234)	$0
For the fiscal year ended October 31, 2022	$4,535,762	$0	$0
For the fiscal year ended October 31, 2023	$3,266,608	$(67,772)	$0
Credit Suisse Multialternative Strategy Predecessor Fund
For the fiscal year ended October 31, 2021	$0	$(299,253)	$105,455
For the fiscal year ended October 31, 2022	$1,033,788	$(579,204)	$0
For the fiscal year ended October 31, 2023	$2,248,815	$(1,290,792)	$0

Portfolio Manager

Set forth below is the following information as of October 31, 2023 with respect to the portfolio manager primarily responsible for the day-to-day management of each Predecessor Fund’s portfolio: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund. Mr. Kung will be primarily responsible for the day-to-day management of the Funds following the reorganization.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Yung-Shin Kung	2	$653.5	1	$478.2	3	$925.9

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Yung-Shin Kung	0	$0	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Mr. Kung is compensated by the Advisor. Mr. Kung receives a fixed base salary and discretionary bonus. Mr. Kung’s compensation arrangements are not determined on the basis of specific funds or accounts managed.

Ownership of the Funds by Portfolio Manager. As of the date of this SAI, the Portfolio Manager held no shares in the Funds.

As of October 31, 2023, Mr. Kung held the following in the Predecessor Funds:

Fund	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager*
Credit Suisse Managed Futures Strategy Fund Predecessor Fund	$10,001 - $50,000
Credit Suisse Multialternative Strategy Predecessor Fund	$10,001 - $50,000

*Key to Dollar Ranges:

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Co-Administration Agreement.

Pursuant to the Co-Administration Agreement, each Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The following table shows the dollar amount of co-administration fees paid by each Predecessor Fund to the Predecessor Fund’s administrator for the fiscal years ended October 31, 2021, 2022, and 2023.

Fees Paid
Credit Suisse Managed Futures Strategy Predecessor Fund
For the fiscal year ended October 31, 2021	$55,951
For the fiscal year ended October 31, 2022	$68,822
For the fiscal year ended October 31, 2023	$66,586
Credit Suisse Multialternative Strategy Predecessor Fund
For the fiscal year ended October 31, 2021	$29,529
For the fiscal year ended October 31, 2022	$41,342
For the fiscal year ended October 31, 2023	$73,261

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), located at 50 S 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, is the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Distributor and the Distribution Agreement

UMB Distribution Services, LLC (the “Distributor”), is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at 235 West Galena Street, Milwaukee, Wisconsin, 53212. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not an affiliate of the Trust, the Advisor or any other service provider for the Funds.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a commercially reasonable efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The Distributor does not retain sales charges for the sale of a Fund’s Class A shares. Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution-related expenditures.

Dealer Reallowances

The Funds’ Class A shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. More detailed information on the sales charge and its application is contained in the Prospectus.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares and Class C shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares and Class C shares as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A and Class C shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Funds’ Class A or Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Funds’ Class A shares or Class C shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan with respect to such Class will cease and the Fund will not be required to make any payments past the termination date. Thus, there will be no legal obligation for the Fund to make any payments other than for fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

During the fiscal year ended October 31, 2023, the Credit Suisse Managed Futures Strategy Predecessor Fund and Credit Suisse Multialternative Strategy Predecessor Fund paid the following distribution related fees pursuant to the Predecessor Funds’ Rule 12b-1 Plan, as allocated below:

	Credit Suisse Managed Futures Strategy Predecessor Fund - Class A	Credit Suisse Managed Futures Strategy Predecessor Fund - Class C	Credit Suisse Multialternative Strategy Predecessor Fund - Class A
Advertising/Marketing	None	None	None
Printing/Postage	$164	$165	$65
Payment to dealers	$40,051	$2,118	$155,617
People-related and occupancy	$24,924	$24,924	$24,924
Other	$309	$1,079	$158

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to each Fund.

Investment decisions for each Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Fund with research, statistical and other services.

Each Predecessor Fund paid the following brokerage and soft dollar commissions for the periods indicated:

Broker Commissions
For the fiscal year ended October 31, 2023
Credit Suisse Managed Futures Strategy Predecessor Fund	$272,038
Credit Suisse Multialternative Strategy Predecessor Fund	$529,119
For the fiscal year ended October 31, 2022
Credit Suisse Managed Futures Strategy Predecessor Fund	$431,370
Credit Suisse Multialternative Strategy Predecessor Fund	$166,150
For the fiscal year ended October 31, 2021
Credit Suisse Managed Futures Strategy Predecessor Fund	$336,392
Credit Suisse Multialternative Strategy Predecessor Fund	$65,758

Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. Any securities of any “regular brokers or dealers” held by the Fund during a fiscal year will be disclosed by the Fund after the end of such fiscal year. The Predecessor Funds did not hold any securities of its “regular brokers or dealers” during the fiscal year ended October 31, 2023.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, as applicable, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

Each Predecessor Fund’s portfolio turnover rate was as follows:

	Fiscal Year Ended
	October 31, 2022	October 31, 2023
Credit Suisse Managed Futures Strategy Predecessor Fund	0%	0%
Credit Suisse Multialternative Strategy Predecessor Fund	482%	375%

Proxy Voting Policy

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting each Fund’s proxies to the Advisor, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s ’s Proxy Voting Policies and Procedures (“Advisor’s Policies”) and a record of each proxy voted by the Advisor on behalf of each Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Policies and Procedures and the Trust Policies. The Trust Policies and Advisor’s Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s CCO will review the policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Aspect and Chesapeake do not currently engage in, nor does it anticipate engaging in, the purchase or sale of voting securities and therefore currently does not receive, nor vote, proxies nor does it anticipate receiving or voting proxies.

If a proxy proposal raises a material conflict between the Advisor’s or its affiliates’ interests and a Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by visting the Funds' website at www.mastfunds.com, by calling 1-833-829-0010 or by visiting the SEC’s web site at http://www.sec.gov.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control, and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Portfolio Holdings Information

The Funds have adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Funds. The Disclosure Policy applies to the Funds, Advisor, and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan Lewis, and the Funds’ independent registered public accounting firm, Tait Weller, and ICE Data Services, each of which assists each Fund with classifying its holdings pursuant to its liquidity risk management program (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning a Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Advisor, or any or their affiliated persons) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Funds’ public website at www.mastfunds.com or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Funds may make publicly available its portfolio holdings on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc. if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Funds or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or the Funds have on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, MFAC and UMBFS (the Co-Administrators) and UMB Bank, N.A. (the Custodian), pursuant to investment management, administration and custody agreements, respectively, under which the Funds’ portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait Weller (independent registered public accounting firm) and Morgan Lewis (attorneys) to which the Funds provide portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Practical Computer Application, to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (iv) Donnelley Financial Solutions, to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; (v) FilePoint to which MFAC provides the Fund’s portfolio holdings on a monthly basis in connection with filings of Form N-PORT; (vi) ICE Data Services, which assists each Fund with classifying its holdings pursuant to its liquidity risk management program and the Fund’s portfolio holdings information is provided monthly on a one- to ten-day time lag; (vii) Morningstar, Inc., Lipper Inc., Refinitiv, Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable; (viii) VATIT USA Inc. (d/b/a WTax), to which the Fund’s portfolio holdings information is provided on a regular basis with varying lag times after the date of the information for tax services relating to foreign securities; and (ix) Gainskeeper, Inc. and its affiliates, pursuant to an administrative agency agreement under which the Trust provides the Funds’ portfolio tax lot holdings and transaction level data information on a daily basis.

Determination of Net Asset Value

The NAVs of each Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class of each Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of a Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has designated the Advisor as each Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account the Fund’s investments, significant changes in the Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board.

A Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor’s procedures, which have been approved by the Board. The Advisor will periodically test the appropriateness and accuracy of the fair value methodologies that have been selected for the Fund. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th  day, based on the value determined on the 61st  day.

All other assets of the Funds are valued in such manner as the Advisor, in good faith, deems appropriate to reflect as their fair value.

Purchase and Redemption of Fund Shares

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of each Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale by a Fund of securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of each Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, each Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (collectively, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Funds will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Funds’ transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are generally taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may purchase the securities of certain foreign entities treated as passive foreign investment companies for federal income tax purposes (“PFIC”). PFICs may be the only or primary means by which the Fund may invest in some countries. If a Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on a Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. A Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In addition, if the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may have been able to make an election to pay tax liability in respect of its share of any such income over eight years. It is possible that these deferred payments could affect the value of shares, even though all or some of the Fund’s shareholders at the time of any deferred payment may have derived no economic benefit from the foreign entity’s deferred income.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders of the Fund at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” The Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and absent any additional guidance, the law does not allow noncorporate shareholders to be able to claim a deduction in respect of Fund dividends attributable to any such income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Funds are required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of a Fund in light of their particular tax situations.

Dividends and Distributions

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will generally be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

General Information

Investment Managers Series Trust III is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by each Fund.

Financial Statements

The Trust’s independent registered public accounting firm, Tait Weller, audits and reports on the Fund’s annual financial statements. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. The Funds have adopted the financial statements of the Predecessor Funds. Those financial statements were audited by the Predecessor Funds’ registered public accounting firm.

Appendix A
Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

☐	Leading market positions in well-established industries.

☐	High rates of return on funds employed.

☐	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

☐	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

☐	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B

INVESTMENT MANAGERS SERIES TRUST III

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust III (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor is responsible for providing its current proxy voting policies and procedures to the Trust’s Chief Compliance Officer (“CCO”) and for promptly providing any subsequent amendments to the proxy voting policies and procedures to the CCO as they are adopted and implemented, and the CCO will then report such updates to the Board.

Each Advisor will provide a completed annual voting record for the prior 12 months ended June 30th, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator, Mutual Fund Administration, LLC (“MFAC”) no later than July 31st of each year. MFAC (acting as filing agent) will file the Form N-PX with the Securities and Exchange Commission no later than August 31st  of each year.

In connection with each filing on behalf of a Fund, the Advisor’s Chief Compliance Officer must sign and return to MFAC no later than July 30th  the attached Form N-PX Certification (attached to Appendix N, Exhibit A) stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Rule.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If the Fund has a website, it must make publicly available free of charge the information contained in the Fund’s most recently filed report on Form N-PX on its website as soon as reasonably practicable after filing the report. Each Advisor will be primarily responsible for making its Fund’s Form N-PX filing publicly accessible. An Advisor may engage one or more third-party service providers (“Service Providers”) to assist in making prospectuses and other disclosure documents publicly accessible and/or to assist with delivery of paper and electronic copies of these documents.

For each Fund, specified members of the relevant Advisor’s staff will maintain versions of the Fund’s most recent Form N-PX in the format required by Form N-PX on the Fund’s website. Mutual Fund Administration, LLC (“MFAC”), the Trust’s co-administrator, and the Trust’s Chief Compliance Officer (the “CCO”) will be responsible for periodically testing each Advisor’s performance of its obligations to maintain accessibility and availability of its Fund’s Form N-PX document.

EXHIBIT A:

FORM N-PX CERTIFICATION

The undersigned Chief Compliance Officer of______________the [Advisor/Sub-advisor], sub-advisor to the _____________ (the “Fund”), in connection with the filing of Form N-PX, hereby certifies to the Board of Trustees (the “Board”) of Investment Managers Series Trust III that:

1.	Advisor/Sub-advisor has adopted written proxy voting policies and procedures designed to comply with the requirements of the Investment Advisers Act of 1940 and the Advisor’s/Sub-advisor’s policies are consistent with the Trust’s proxy voting policy;

2.	Advisor/Sub-advisor has provided a current copy of its proxy voting policies and procedures and all amendments thereto to the Trust’s Chief Compliance Officer;

3.	Advisor/Sub-advisor has voted each proxy received on behalf of the Fund in accordance with its proxy voting policies and procedures; and

4.	Advisor/Sub-advisor has presented to Mutual Fund Administration, LLC, the Fund’s co-administrator, true and correct reports summarizing its proxy voting activities on behalf of the Fund.

5.	Following is a table summarizing the information relevant to this year’s N-PX filing:

Fund	Proxy Voting Service	# of Proposals	# of Proposals Voted Against Management’s Recommendation	# of Proposals NOT Voted

Dated as of this ______ day of ___________, 20__.

Print Name: ______________________________

Signature: _______________________________

Form Instructions:

SEC Form N-PX details all proxies voted on behalf of your fund for the prior twelve months ended June 30th  and is filed by Mutual Fund Administration, LLC, your Funds Co-administrator (acting as Filing Agent) on behalf of your fund by no later than August 31st  of each year. In order for MFAC to timely file Form N-PX, your firm’s Chief Compliance Officer must sign and return the Form N-PX Certification no later than July 31st  to the following physical address or email to MFAC-FundAdmin@mfac.ca.com:

Mutual Fund Administration, LLC

2220 Route 66, Suite 226

Glendora, CA 91740

(Please direct Form N-PX Certification preparation questions to your fund administrator at MFAC.)

MANTEIO PROXY VOTING POLICY

The following Proxy Voting Policy and its corresponding procedures have been adopted by Manteio to comply with Rule 206(4)-6 under the Advisers Act and other fiduciary obligations.  The Policy applies to voting securities held by Manteio’s Advisory Clients and has been designed to ensure that Manteio votes proxies in the best interest of its Advisory Clients.  Additionally, because the Firm may invest in debt or lending instruments, this Proxy Voting Policy extends to waivers and amendments to various lending transaction documents.  For purposes of this policy, requests for waivers or amendments are treated as proxies.  In accordance with its obligations under this rule, Manteio has designed and adopted the following procedures to ensure that proxies are voted, and any requests for waivers and amendments determined, at all times in the best interest of the Firm’s Advisory Clients holding such securities or investments.  Any questions or concerns regarding this Proxy Policy, or whether a particular issue may present a material conflict of interest with respect to Manteio’s voting of Advisory Client proxies or requests for waivers and amendments, should be directed to the CCO.

Proxies are assets of the Firm’s Advisory Clients that must be voted with diligence, care, and loyalty. For most matters involving proxies, the Firm’s policy is to not vote a proxy if it believes the proposal is not adverse to the best interest of the Firm’s Advisory Clients or, if adverse, the outcome of the vote is not in doubt in order to avoid the unnecessary expenditure of time and the cost to review the proxy materials in detail and carry out the vote. In such circumstances, the Firm believes that devoting this time to investments activities on behalf of the Firm’s Advisory Clients best serves its clients. The CIO coordinates the Firm’s proxy voting process with the COO having overall responsibility of overseeing that proxies received by the Firm are voted.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires the Firm to maintain certain books and records associated with its proxy voting policies and procedures. The Firm’s recordkeeping obligations are described in the Records Maintenance and Retention Policy section of this Manual. The COO, in consultation with the Management Committee will ensure that the Firm complies with all applicable recordkeeping requirements associated with proxy voting.

While the decision whether or not to vote a proxy must be made on a case-by-case basis, the Firm generally does not vote if it believes the proposal is not adverse to the best interest of the Advisory Clients or, if adverse, the outcome of the vote is not in doubt. In the situations where the Firm does vote a proxy, the Firm generally votes proxies in accordance with the following general guidelines:

●	Routine Matters will generally be voted consistent with management’s recommendation. Examples of routine matters include uncontested election of directors, ratification of auditors, and corporate name change.

●	Non-routine matters will be voted on a fact sensitive basis. Examples of proxy proposal issues which are so fact sensitive that no general voting policy with respect to such issues may be established by the Firm include merger/acquisition approvals, spin-offs, liquidations, tender offers, and corporate restructurings.

The COO, in consultation with the Management Committee, will evaluate whether to vote the proxy proposals received by the Firm. If the proxies are voted, the proxy proposals received by the Firm and designated above in the proxy voting policies as "Routine Matters" will be voted by the COO in accordance with the proxy voting policies, and proxy proposals received by the Firm and designated above in the proxy voting policies as "Non-Routine Matters" (or not addressed in the proxy voting policies) will be reviewed by the COO, in consultation with the Governance Committee, on a case-by-case basis. All "Non-Routine" voting decisions shall be documented.

Notwithstanding the foregoing, the COO, or his designee, may vote a proxy categorized as a "Routine Matter" contrary to the proxy voting guidelines if the COO, or his designee, in consultation with the Management Committee, determines that such action is in the best interest of Clients. In the event that the COO, or his designee, is instructed to vote contrary to the proxy voting guidelines, the basis for the voting decision will be documented.

In addition to not voting proxies where the Firm deems the expenditure of time and cost of voting would exceed the anticipated benefit to Advisory Clients, the COO, or his designee, in consultation with the Management Committee, may choose not to vote proxies in certain situations or for certain Advisory Clients, such as where a proxy is received by the Firm for a security it no longer manages on behalf of an Advisory Client.

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Firm, its affiliates and/or Employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. If at any time, the Firm becomes aware of a conflict of interest relating to a particular proxy proposal, the Firm will handle the proposal as follows:

●	if the proposal is designated in the proxy voting policies above as a "Routine Matter" the proposal will be voted by the Firm in accordance with the proxy voting policies, provided little discretion on the part of the Firm is involved; or

●	if the proposal is designated in the proxy voting policies above as a "Non-Routine Matter" (or not addressed in the proxy voting policies), the Firm will take such action as is necessary to ensure that the Firm’s vote (including the decision whether to vote) is based on the applicable Advisory Client’s best interests.

FORM N-PX

As the investment adviser to the Mutual Funds, Manteio must annually file a record of all proxies voted on behalf of the Mutual Funds during the prior year with the SEC on Form N-PX and post a record of its proxy votes on its website.

Form N-PX must be filed by August 31 of each year for proxy votes placed during the prior calendar year.

CLASS ACTIONS

The Firm does not direct Advisory Clients’ participation in class actions.

DISCLOSURES TO ADVISORY CLIENTS

Any request for information about proxy voting should be promptly forwarded to the CCO, who will respond to any such requests.

RECORDKEEPING

Manteio will maintain the appropriate proxy voting records as required under the Advisers Act (and may delegate certain of the recordkeeping functions relating to the voting of proxies to its service provider).  A list of the records required to be maintained is set forth in the Records Maintenance and Retention Policy.

CONFIDENTIALITY

All reports and any other information filed with Manteio pursuant to this Proxy Voting Policy will be treated as confidential, except that the same may be disclosed to Manteio’s management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order.

PART C: OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

ITEM 16.	EXHIBITS

(1)	Agreement and Declaration of Trust:

(1)(a)	Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) on July 13, 1998.

(1)(b)	Amendment No. 4 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(1)(i) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(1)(c)	Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(1)(d)	Certificate of Amendment to Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(1)(e)	Certificate of Amendment to Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2003.

(1)(f)	Certificate of Amendment to the Certificate of Trust is incorporated herein by reference Exhibit (a)(5) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(2)	By-Laws:

(2)(a)	By-Laws are incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(2)(b)	Amendment to By-Laws dated December 10, 1998 is incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed with the Commission on February 8, 1999.

(2)(c)	Amendment to By-Laws dated February 6, 2006, is incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2006.

(2)(d)	Amendment to By-Laws dated August 7, 2006, is incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2007.

(2)(e)	Amendment to By-Laws is incorporated herein by reference to Exhibit (b)(5) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Instruments Defining Rights of Security Holders if incorporated by references to Registrant’s Agreement and Declaration of Trust and By-Laws, as amended.

(6)	Investment Advisory Agreements:

(6)(a)	Form of Investment Advisory Agreement between the Trust and Manteio Scalable Technologies LLC (“Manteio”) is incorporated herein by reference to Exhibit 16.6(a) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on August 20, 2024.

(6)(b)	Form of Investment Advisory Agreement between Manteio and Manteio Cayman Managed Futures Strategy Fund, Ltd. – filed herewith.

6(c)	Form of Investment Advisory Agreement between Manteio and Manteio Cayman Multialternative Strategy Fund, Ltd. – filed herewith.

(6)(d)	Form of Operating Expenses Limitation Agreement is incorporated herein by reference to Exhibit 16.6(b) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on August 20, 2024.

(7)	Distribution Agreements:

(7)(a)	Distribution Agreement between Registrant and UMB Distribution Services, LLC dated as of September 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed with the Commission on April 30, 2013.

(7)(b)	Amendment to Distribution Agreement between Registrant and UMB Distribution Services, LLC Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018.

(7)(c)	Amendment Agreement to the Distribution Agreement between Registrant and UMB Distribution Services, LLC and the Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2023.

(8)	Not applicable.

(9)	Custody Agreements

(9)(a)	Form of Custody Agreement between Registrant and UMB Bank, N.A. is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2023.

(10)	Distribution Plan and Rule 18f-3 Plan:

(10)(a)	Form of Distribution Plan is incorporated herein by reference to Exhibit 16.10(a) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on August 20, 2024.

(10)(b)	Form of 18f-3 Plan is incorporated herein by reference to Exhibit 16.10(b) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on August 20, 2024.

(11)	Opinion of Counsel:

(11)(a)	Opinion and consent of counsel as to the legality of the securities being registered is incorporated herein by reference to Exhibit 16.11(a) of the Registrant’s Registration Statement on Form N-14 filed with the Commission on August 20, 2024.

(12)	Form of opinion as to tax matters and consent is incorporated herein by reference to Exhibit 16.12 of the Registrant’s Registration Statement on Form N-14 filed with the Commission on August 20, 2024.

(13)	Other Material Contracts:

(13)(a)	Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement of Form N-1A filed with the Commission on April 30, 2015.

13(b)	Amendment to Transfer Agency Agreement between Registrant and UMB Fund Services, LLC Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018.

13(c)	Co-Administration Agreement among Registrant and UMB Fund Services, Inc. and Mutual Fund Administration LLC is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

13(d)	Amended and Restated Schedule A to Co-Administration Agreement among Registrant, UMBFS and MFAC is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

13(e)	Form of Fund Accounting Agreement between Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2023.

(14)	Other Opinions:

(14)(a)	Consent of PricewaterhouseCoopers LLP – filed herewith.

14(b)	Consent of Tait, Weller & Baker LLP – filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney:

(16)(a)	Powers of Attorney – filed herewith.

(17)	Proxy Card:

(17)(a)	Form of Proxy Cards – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 18th day of October, 2024.

INVESTMENT MANAGERS SERIES TRUST III

By:	/s/ Maureen Quill
Maureen Quill, President and
Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed on the 18th day of October, 2024 by the following persons in the capacities set forth below.

Signatures	Title

/s/ Maureen Quill	Trustee, President & Principal Executive Officer
Maureen Quill

/s/ Sandra Brown†	Trustee
Sandra Brown

/s/ Robert F. Goldrich†	Trustee
Robert F. Goldrich

/s/ John P. Zader†	Trustee
John P. Zader

Trustee
J. Richard Atwood

/s/ Rita Dam	Treasurer, Principal Accounting Officer & Principal
Rita Dam	Financial Officer

† By:	/s/ Rita Dam
Rita Dam
Attorney-in-fact, pursuant to power of attorney filed herewith.

Exhibit Index

Form of Investment Advisory Agreement between Manteio and Manteio Cayman Managed Futures Strategy Fund, Ltd.	EX-16.6(b)
Form of Investment Advisory Agreement between Manteio and Manteio Cayman Multialternative Strategy Fund, Ltd.	EX-16.6(c)
Consent of PricewaterhouseCoopers LLC	EX-16.14(a)
Consent of Tait, Weller & Baker LLP	EX-16.14(b)
Power of Attorney	EX-16.16(a)
Form of Proxy Cards	EX-16.17(a)

C-8